As filed with the Securities and Exchange Commission on or about April 24, 2026

Registration Statement File No. 333-215823
Registration Statement File No. 811-08075

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐  Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 17

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 294
(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I
(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company
(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111-0001
(Address of Depositor’s Principal Executive Offices)

(413) 788-8411
(Depositor’s Telephone Number, including Area Code)

Gary Murtagh
Head of Insurance Product & Operations Law
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111-0001
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 27, 2026 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on __________ pursuant to paragraph (a)(1) of rule 485 under the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered: Units of Interest in MassMutual ElectrumSM, a flexible premium, adjustable, variable life insurance policy.

MassMutual ElectrumSM

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes a flexible premium, adjustable, variable life insurance policy (policy) issued by Massachusetts Mutual Life Insurance Company (MassMutual®, Company, we, us, or our). The policy is not currently available for sale in New York. While the policy is In Force, it provides lifetime insurance protection on the Insured. The policy is not a way to invest in mutual funds and is not suitable for short-term investment. The Policy Owner (you or your) should consider the policy in conjunction with other life insurance you own. Replacing any existing life insurance policy with this policy or financing the purchase or maintenance of the policy through a loan or through withdrawals from another policy may not be to your advantage.

The policy is no longer available for sale. However, we continue to administer existing policies.

The policy offers a number of investment choices including a Guaranteed Principal Account (GPA) and one or more variable investment divisions (Separate Account Divisions) offered through our separate account, Massachusetts Mutual Variable Life Separate Account I (Separate Account). Each Separate Account Division, in turn, invests in the Funds listed in Appendix A to this prospectus.

You bear the investment risks of any premium allocated to these Separate Account Divisions. The death benefit may vary and the Surrender Value will vary, depending on the investment performance of the Funds.

The policy is not (1) a bank or credit union deposit or obligation; (2) FDIC or NCUA insured; (3) insured by any federal government agency or (4) guaranteed by any bank or credit union. The policy may go down in value and provides guarantees that are subject to our financial strength and claims-paying ability. This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy nor is it an offer to sell the policy to anyone to whom it is illegal to offer the policy.

YOU MAY CANCEL YOUR POLICY WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states this cancellation period may be longer. Upon cancellation, you will receive a full refund of the premiums you paid plus interest less any withdrawals and any Policy Debt. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus before investing. You should keep it for future reference.

Effective April 27, 2026

Glossary

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Account Value. The value of your investment in the Separate Account Divisions and the GPA.

Accumulation Unit. A unit of measure that we use to determine the value in each Separate Account Division.

Administrative Office. Massachusetts Mutual Life Insurance Company, BOLI/COLI Document Management Hub, 1295 State Street, Springfield, MA 01111-0001, (800) 665-2654, (Fax) (860) 562-6154, BOLICOLIService@MassMutual.com, www.MassMutual.com

Attained Age.  The Insured’s age on the Issue Date, plus the number of completed Policy Years.

Base Selected Face Amount. An amount used to determine the insurance coverage provided by the base policy while it is In Force.

Case. One or more policies issued to the same Policy Owner.

Free Look. Your right to cancel the policy and receive a refund.

Fund(s). The investment entities in which the Separate Account Divisions invest.

General Investment Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Investment Account’s assets include all of our assets, with the exception of the Separate Account and the Company’s other segregated assets accounts.

Good Order. The actual receipt by our Administrative Office of the instructions related to a request or transaction in writing (or, when permitted, by telephone, fax, website, or other electronic means), within the time limits, if any, along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes, to the extent applicable: the completed application or instruction form; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account Divisions affected by the request or transaction; the signatures of all Policy Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.

GPA Value. The sum of your values in the GPA.

Grace Period. A period that begins when the Surrender Value is not sufficient to cover monthly charges due and your policy stays In Force, during which you can pay the amount of premium needed to avoid termination.

In Force. Your policy  has not terminated.

Initial Base Selected Face Amount. The Base Selected Face Amount on the Policy Date. The minimum Initial Base Selected Face Amount is $50,000.

Insurance Risk. The difference between the death benefit and the Account Value.

Insured. The person on whose life the policy is issued.

Issue Date. The date we issue the policy. The Issue Date starts the contestability and suicide periods.

Minimum Death Benefit. The minimum amount of death benefit needed for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended.

Modified Endowment Contract (MEC). A special type of life insurance under federal income tax law. Specifically, the law prescribes a test that is intended to differentiate between policies that are purchased primarily for certain tax advantages, versus policies that are purchased primarily for death protection. MECs are still life insurance and offer tax-free death benefits and tax-deferred cash value accumulation. However, pre-death distributions (including loans) are taxed as “income first” (not cost basis first), meaning they are taxable to the extent of gain in the policy. In addition, distributions may be subject to a 10% additional tax.

Monthly Calculation Date. The Policy Date and the same day of each succeeding calendar month on which monthly charges are due on the policy.

Net Premium. A premium payment received in Good Order minus the premium load charge and the Cash Surrender Value Enhancement Rider charge, if applicable.

Paid-up Policy Date. The Policy Anniversary on or next following the Insured’s 95th Birthday.

Planned Annual Premium. The amount selected by you to be paid periodically on the policy, which establishes the basis for the premium bills we send you.

Policy Anniversary. The anniversary of the Policy Date.

Policy Date. The starting point for determining the Policy Anniversaries, Policy Years, and Monthly Calculation Dates. It is also the day we first deduct monthly charges under the policy.

Policy Debt. All outstanding loans plus accrued interest.

Policy Debt Limit. When total Policy Debt exceeds the Account Value.

Policy  Owner. The individual, corporation, partnership, trust or other entity who owns the policy, as shown on our records, and will generally make the choices that determine how the policy operates while it is In Force.

Policy Termination. An event where your policy is no longer In Force due to the Surrender Value becoming too low to support your policy’s monthly charges or if total Policy Debt exceeds the Account Value.

Policy Year. The twelve month period beginning with the Policy Date and each successive twelve month period thereafter.

Separate Account Division. A variable investment division offered through our Separate Account that invests in the corresponding underlying Fund.

Surrender Value. Account Value less Policy Debt.

Target Premium. A threshold for your policy premium load charge that we establish on your Issue Date.

Term Rider Selected Face Amount. An amount used to determine the amount of monthly term insurance provided by the Supplemental Monthly Term Insurance Rider while it is In Force.

Total Selected Face Amount. The sum of the Base Selected Face Amount and any Term Rider Selected Face Amount.

Valuation Date. Any day on which the net asset value of the units of each Division of the Separate Account is determined. Generally, this is any date the New York Stock Exchange (NYSE), or its successor, is open for trading. A Valuation Date ends when the NYSE closes (usually 4 p.m. Eastern Time).

Variable Account Value. The sum of your values in the Separate Account Divisions.

Written Request. A written or electronic communication or instruction in Good Order sent by you to us at our Administrative Office.

Important Information You Should Consider About the  Policy

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None.	N/A
Transaction Charges

Premium Load Charge. We deduct the premium load charge from each premium you pay. The current premium load charge is 6.55% of each premium payment up to and including the Target Premium, and 0.50% of premium over the Target Premium.
For policies issued on or before August 31, 2020, the current premium load charge is 5.55% of each premium up to and including the Target Premium, and 2.30% of each premium above the Target Premium.
We may increase this charge on all policies to up to 10% of each premium.
Withdrawal Charge. We deduct a withdrawal charge when you withdraw a portion of your Account Value from the policy. The charge is equal to the lesser of 2% of the amount withdrawn or $25.
Transfer Charge. We may deduct a transfer charge upon each transfer after the first 12 transfers in a Contract Year. Currently, we do not deduct a transfer charge.
Substitute Insured Charge. We deduct a substitute insured charge of $75 if the Policy Owner elects to substitute a new Insured.
Overloan Protection Rider. We assess a one-time charge based on the Account Value and Attained Age of the Insured when the Overloan Protection Rider is exercised.
Cash Surrender Value Enhancement Rider. We apply a charge against each premium payment made in Policy Years one through seven when the Cash Surrender Value Enhancement Rider is elected.
Waiver of Monthly Charges. We assess a one-time charge based on the monthly deduction amount and individual characteristics of the Insured when the Waiver of Monthly Charges Rider is exercised.

Fee Tables – Transaction Fees Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses – Optional Benefit Charges Charges and Deductions – Transaction Fees
Ongoing Fees and Expenses

In addition to transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance and cost of optional riders. Those fees and expenses are set based on characteristics of the Insured (e.g., age, sex, and risk classification). You should view the policy’s specifications page for rates applicable to your policy.
You will also bear fees and expenses associated with the Funds you choose, as shown below.

Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Monthly Charges Against the Account Value Appendix A

FEES AND EXPENSES			LOCATION IN PROSPECTUS
Annual Fee	Minimum	Maximum
Fund options (Fund fees and expenses)	0.19%(1)	3.48%(1)

(1)	As a percentage of Fund assets.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the policy.	Principal Risks – Investment Risks Underlying Funds
Not a Short-Term Investment	This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.	Overview of the Policy – What is the policy, and what is it designed to do? Principal Risks – Suitability
Risks Associated with Investment Options

An investment in this policy is subject to the risk of poor investment performance and can vary depending upon the performance of the underlying Funds you choose.
Each investment option (including any fixed account investment option) has its own unique risks. You should review the prospectuses for the available Funds before making an investment decision.

Principal Risks – Investment Risks Underlying Funds
Insurance Company Risks

An investment in this policy is subject to the risks related to the Depositor (MassMutual). Any obligations (including under any fixed account investment option), guarantees, or benefits of the policy are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available by calling (800) 665-2654 or by visiting www.MassMutual.com/ratings.

General Information About the Company, the Separate Account and the Underlying Funds – The Guaranteed Principal Account
Policy Termination

Your policy could terminate (or lapse) if the Surrender Value of the policy becomes too low to support the policy’s monthly charges, or if total Policy Debt exceeds the Account Value. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. If your policy lapses, you may be able to reinstate it. To reinstate your policy, you must provide us certain written materials we require as well as a premium payment sufficient to keep the policy In Force for three months after reinstatement. The death benefit will not be paid if the policy has lapsed.

Principal Risks – Policy Termination Policy Termination and Reinstatement

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Generally, you may transfer Account Value among the Separate Account Divisions and the Guaranteed Principal Account (GPA), subject to certain limitations. We also offer two automated transfer programs: Automated Account Value Transfer and Automated Account Rebalancing.
Transfers of the policy’s Account Value are subject to the following conditions:

•

Transfers from the GPA are limited to one per Policy Year and may not exceed 25% of your Account Value in the GPA (less any Policy Debt).

•

There is one exception to this rule. If you have transferred 25% of the GPA Value (less any Policy Debt) for three consecutive years and you have not added any Net Premium or transferred amounts to the GPA during these three consecutive years, you may transfer the remainder of the GPA Value (less any Policy Debt) out of the GPA in the succeeding Policy Year.

•

Transfers (including transfers through automated programs) cannot be processed during a Grace Period.

In addition, we reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict by the applicable Fund.
MassMutual also reserves the right to remove or substitute Funds as investment options that are available under the policy.

Transfers General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds – Addition, Removal, Closure or Substitution of Funds
Optional Benefits

Optional benefits, such as riders, may alter the benefits or charges under your policy. Rider availability and benefits may vary by state of issue, and their election may have tax consequences. Riders may have restrictions or limitations. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders.

Other Benefits Available Under the Policy

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.

•

If you purchase the policy through a qualified retirement plan, you do not receive any additional tax deferral.

Withdrawals and partial surrenders are taxed as recovery of cost basis first and income second. Loans and collateral assignments are not taxable when taken. Any gain on your policy is taxed as ordinary income.

•

If your policy becomes a Modified Endowment Contract or MEC, loans, collateral assignments, withdrawals, and other pre-death distributions will be taxed as income first and recovery of cost basis second. You may have to pay a penalty tax if you take a distribution before you attain age 59½.

Federal Income Tax Considerations

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Your registered representative may receive compensation in the form of commissions for selling the policy to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from us. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the policy may help these registered representatives and their supervisors qualify for such benefits.
This conflict of interest may influence your registered representative to offer or recommend this policy over another investment.

Other Information – Distribution
Exchanges

Because the policy is no longer sold, you would not be affected by a scenario in which you are asked to replace an existing life insurance policy you own with a new purchase of this policy. However, in general you should be aware that some investment professionals may have a financial incentive to offer you the policy in place of the one you own. You should only exchange your current life insurance policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing life insurance policy.

N/A

Overview of the Policy

What is the policy, and what is it designed to do?

The MassMutual Electrum policy is a variable life insurance policy that provides a death benefit. The policy is designed to allow you to fund your life insurance needs through investment in a Guaranteed Principal Account (GPA) and one or more of the variable investment divisions of the Massachusetts Mutual Variable Life Separate Account I (Separate Account). The policy allows you to allocate your Net Premiums and Account Value among the various investment choices. Your Account Value will vary based on performance of the investment choices you select and the fees and charges under the policy.

In exchange for your premium payments, we will pay the beneficiary a death benefit when the Insured dies while the policy is In Force. You can select one of the three death benefit options available under the policy. Subject to certain limitations, you can change the death benefit option you selected.

Businesses may use the policy in arrangements such as nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.

Variable life insurance is designed to help meet long-term insurance needs. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payments in a short period of time. The policy is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Divisions. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the policy. You may want to consult your financial or tax adviser.

How are premium payments treated under the policy?

When you apply for the policy, you select (within certain limitations) the Planned Annual Premium amount and the payment frequency (annually or any other frequency allowed by us). The Planned Annual Premium amount is based on a number of factors, including, but not limited to, the Total Selected Face Amount and the Insured’s issue age, gender and risk classification. Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the Minimum Net First Policy Premium. For policies issued after August 31, 2020, the Minimum Net First Policy Premium is an amount equal to 3 times the sum of the monthly charges for the first month. For policies issued on or before August 31, 2020, the Minimum Net First Policy Premium was an amount equal to 12 times the sum of the monthly charges for the first month.

After the first premium has been paid, the policy offers premium flexibility, which allows subsequent premium payments to be paid in any amount and at any time, within certain limits. Although you must maintain sufficient Surrender Value to keep the policy In Force, there is no required schedule for premium payments. You should review the ‘‘Premium Flexibility’’ section of the prospectus for additional important information.

When a premium payment is received in Good Order, we deduct a premium load charge to generally cover taxes and acquisition expenses, and the remaining amount, known as the Net Premium, is allocated among the Separate Account Divisions and the GPA according to your current allocation instructions which are completed as part of the policy application. We will hold your initial Net Premium payments in the GPA until the Free Look period is completed.

Investments in your policy’s Separate Account Divisions are held in an account separate from the general assets of the Company. We have established a segment within the Separate Account to receive and invest premium payments for the Electrum policies. Currently, the Electrum segment is divided into over 100 Separate Account Divisions. Each Separate Account Division purchases shares in a corresponding Fund. Information about each corresponding Fund is provided at the back of this prospectus. Please see ‘‘Appendix A – Funds Available Under the Policy.’’

Net Premium and Account Value allocated to the GPA become part of the Company’s General Investment Account, which supports life insurance and annuity obligations, and are dependent on the Company’s financial strength and claims-paying ability. You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Policy Debt, will earn interest at a minimum rate of 1% per year. We may credit a higher rate at our discretion.

Payment of insufficient premiums may result in the policy lapsing. There is no guarantee that the policy will remain In Force as a result of making Planned Annual Premium payments.

Federal law such as the Internal Revenue Code of 1986, as amended (IRC), places restrictions on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. In order for a policy to meet the IRC’s guidelines, either the Cash Value Accumulation Test or the Guideline Premium Test must be chosen. Regardless whether you choose the Guideline Premium Test or the Cash Value Accumulation Test, we have the right to refund a premium paid in any year if it will increase the Insurance Risk under the policy.

What are the primary features and options that the Electrum policy offers?

•	Choice of Death Benefit Options. The policy offers a choice of one of three death benefit options, a Level Option, Return of Account Value Option and Return of Premium Option. Please see the ‘‘Death Benefit’’ section for more information.

•	Base Selected Face Amount Changes. You may request an increase or decrease in the Base Selected Face Amount. If you change your Base Selected Face Amount, your policy charges will change accordingly. If the policy’s Account Value (or Surrender Value if there is Policy Debt) cannot keep the policy In Force with the requested change in Base Selected Face Amount, a premium payment may be required.

•	Investment Options. You can choose to allocate your Net Premium payments and Account Value among various investment choices. Your choices include the Separate Account Divisions, each of which invests in an underlying Fund, and the Guaranteed Principal Account (GPA).

•	Surrenders and Withdrawals. You may surrender your policy, and we will pay you its Surrender Value (Account Value less any Policy Debt). You may also withdraw a part of the Surrender Value. A withdrawal reduces the policy values, may reduce the Base Selected Face Amount of the policy, and may increase the risk that the policy will terminate or lapse. Surrenders and withdrawals may have adverse tax consequences.

•	Loans. You may take a loan on the policy at any time while the Insured is living. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate or lapse. Interest charges will apply.

•	Transfers. Generally, you may transfer funds among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Automated Account Value Transfer and Automated Account Re-balancing.

•	Assignability. Subject to our approval, you may generally assign the policy as collateral for a loan or other obligation.

•	Tax Treatment. You are generally not taxed on the policy’s earnings until you withdraw Account Value from your policy. This is known as tax deferral.

•	Additional Rider Benefits. There are additional benefits you may add to your policy by way of riders. An additional charge may apply if you elect a rider. The riders available with this policy are listed in the ‘‘Other Benefits Available Under the Policy’’ section.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, or making withdrawals from the policy. Please refer to your policy’s specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time you buy the policy, make withdrawals from the policy, transfer Account Value between investment options, or exercise certain rider options. We do not charge a surrender charge.

For Policies Issued After August 31, 2020

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Load Charge	When you pay premium	Maximum:	10.00% of each premium payment
Current:
		Below Target(1):	6.55% of each premium payment
		At Target(1):	0.50% of each premium payment
Withdrawal Charge	When you withdraw a portion of your Account Value from the policy	Maximum:	2.00% of the amount withdrawn, not to exceed $25 per withdrawal
		Current:	2.00% of the amount withdrawn, not to exceed $25 per withdrawal
Transfer Fees	Upon each transfer after the first 12 transfers in a Policy Year	Maximum:	$10 per transfer
		Current:	$0 per transfer
Substitute Insured Charge	If Policy Owner elects to substitute a new Insured	Maximum:	$75
		Current:	$75
Optional Benefit Charges:
Overloan Protection Rider	Once, when you exercise the rider	Maximum:	3.71% of Account Value
		Minimum:	1.02% of Account Value
		Representative Insured: Age 80	3.19% of Account Value
Waiver of Monthly Charges(2)	Once, when you exercise the rider	Maximum:	$11.98 per $100 of Monthly Deduction(3)
		Minimum:	$4.55 per $100 of Monthly Deduction(3)
		Representative Insured: Age 45, Non-Smoker, Standard Risk	$10.29 per $100 of Monthly Deduction(3)

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Cash Surrender Value Enhancement Rider
• Base Selected Face Amount Percentage Charge	When you pay premium	Maximum:
		Policy Years 1–7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment
Current:
		Policy Years 1–7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment
• Term Rider Selected Face Amount Percentage Charge	When you pay premium	Maximum:
		Policy Years 1–7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment
Current:
		Policy Years 1–7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment
(1)	The ‘‘Target’’ Premium for a policy establishes a threshold for a policy’s premium loads. If you pay premiums that are below the Target Premium, your premium loads will be higher, as a percentage of premiums paid, than if you pay premiums that exceed the Target Premium. We set the Target Premium on the policy’s Issue Date. The amount of the Target Premium depends on: (i) the Initial Base Selected Face Amount of the policy; (ii) the Insured’s issue age; (iii) the Insured’s gender; and (iv) the Insured’s tobacco use classification. A table showing the Target Premiums at certain ages for a policy with a Base Selected Face Amount of $100,000 in all years can be found in the ‘‘Premiums’’ section.
(2)	The charges for the Waiver of Monthly Charges Rider vary by Attained Age. The rider charges may not be representative of the charges that a particular Policy Owner will pay. If you would like information on the charges for your particular situation for the Waiver of Monthly Charges Rider charges, you can request a personalized illustration from your registered representative by calling our Administrative Office at (800) 665-2654.
(3)	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) cost of insurance charge for the base coverage, (b) policy administrative charge, (c) base face amount charge, and (d) any applicable rider charges.

For Policies Issued On or Before August 31, 2020

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Load Charge	When you pay premium	Maximum:	10% of each premium payment
Current:
		Below Target(1):	5.55% of each premium payment
		At Target(1):	2.30% of each premium payment
Withdrawal Charge	When you withdraw a portion of your Account Value from the policy	Maximum:	2.00% of the amount withdrawn, not to exceed $25 per withdrawal
		Current:	2.00% of the amount withdrawn, not to exceed $25 per withdrawal
Transfer Fee	Upon each transfer after the first 12 transfers in a Policy Year	Maximum:	$10 per transfer
		Current:	$0 per transfer
Substitute Insured Charge	If Policy Owner elects to substitute a new Insured	Maximum:	$75
		Current:	$75
Optional Benefit Charges:
Overloan Protection Rider	Once, when you exercise the rider	Maximum:	3.71% of Account Value
		Minimum:	1.02% of Account Value
		Representative Insured: Age 45, Non-Smoker, Standard Risk	3.19% of Account Value
Waiver of Monthly Charges Rider(2)	Once, when you exercise the rider	Maximum:	$11.98 per $100 of Monthly Deduction(3)
		Minimum:	$4.55 per $100 of Monthly Deduction(3)
		Representative Insured: Age 45, Non-Smoker, Standard Risk	$10.29 per $100 of Monthly Deduction(3)

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Cash Surrender Value Enhancement Rider
• Base Selected Face Amount Percentage Charge	When you pay premium	Maximum:
		Policy Years 1–7:	0.50%
		Policy Years 8+:	0.00%
		Current:
		Policy Years 1–7:	0.50%
		Policy Years 8+:	0.00%
• Term Rider Selected Face Amount Percentage Charge	When you pay premium	Maximum:
		Policy Years 1–7:	0.50%
		Policy Years 8+:	0.00%
		Current:
		Policy Years 1–7:	0.50%
		Policy Years 8+:	0.00%
(1)	The ‘‘Target’’ Premium for a policy establishes a threshold for a policy’s premium loads. If you pay premiums that are below the Target Premium, your premium loads will be higher, as a percentage of premiums paid, than if you pay premiums that exceed the Target Premium. We set the Target Premium on the policy’s Issue Date. The amount of the Target Premium depends on: (i) the Initial Base Selected Face Amount of the policy; (ii) the Insured’s issue age; (iii) the Insured’s gender; and (iv) the Insured’s tobacco use classification. A table showing the Target Premiums at certain ages for a policy with a Base Selected Face Amount of $100,000 in all years can be found in the ‘‘Premiums’’ section.
(2)	The charges for the Waiver of Monthly Charges Rider vary by Attained Age. The rider charges may not be representative of the charges that a particular Policy Owner will pay. If you would like information on the charges for your particular situation for the Waiver of Monthly Charges Rider charges, you can request a personalized illustration from your registered representative by calling our Administrative Office at (800) 665-2654.
(3)	The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) cost of insurance charge for the base coverage, (b) policy administrative charge, (c) base face amount charge, and (d) any applicable rider charges.

The next table describes the fees and expenses that you will pay periodically, during the time that you own the policy, other than Fund fees and expenses.

For Policies Issued After December 31, 2019

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$23.98 per $1,000 of Insurance Risk
		Minimum:	$0.01 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Standard Risk, Death Benefit Option 1(3)	$0.04 per $1,000 of Insurance Risk
Base Face Amount Charge	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.025 per $1,000 of an amount equal to the greater of (i) the Initial Base Selected Face Amount or (ii) the initial premium multiplied by the applicable Minimum Death Benefit Percentage
		Current:	$0.025 per $1,000 of an amount equal to the greater of (i) the Initial Base Selected Face Amount or (ii) the initial premium multiplied by the applicable Minimum Death Benefit Percentage
Mortality & Expense Risk Fees(4)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	0.90% of the policy’s Variable Account Value
Current:
		Policy Years 1–5:	0.25% of the policy’s Variable Account Value
		Policy Years 6–15:	0.20% of the policy’s Variable Account Value
		Policy Years 16+:	0.10% of the policy’s Variable Account Value
Administrative Charge	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$9.00 per month
		Current:	$5.00 per month

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Loan Interest Rate Expense Charge(5)	Daily, if there is policy debt	Maximum:	3.00% of loaned amount annually
Current:
		Policy Years 1–10:	1.00% of loaned amount annually
		Policy Years 11+:	0.00% of loaned amount annually
Optional Benefit Charges:
Supplemental Monthly Term Insurance Rider (Cost of Insurance Charge)(1)(2)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$31.33 per $1,000 of Insurance Risk
		Minimum:	$0.01 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Standard Risk(3)	$0.04 per $1,000 of Insurance Risk
Supplemental Monthly Term Insurance Rider (Face Amount Charge)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.025 per $1,000 of amount of monthly term insurance
		Current:	$0.025 per $1,000 of amount of monthly term insurance
(1)	These cost of insurance charge rates may not be representative of the rates that a typical Policy Owner will pay. These rates may vary by a number of factors, including but not limited to, the Insured’s issue age, Insured’s gender, Policy Year, tobacco use classification and risk classification. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 665-2654.
(2)	The maximum cost of insurance charge rates are based on 100% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Gender and Smoker Distinct Table. For policies issued in Montana, the maximum cost of insurance charge rates are based on 100% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Unisex and Smoker Distinct Table.
(3)	The rates shown for ‘‘representative insured’’ are first year rates only.
(4)	The monthly Mortality & Expense Risk Fee is deducted from the then current Account Values in the Separate Account Divisions This charge will be determined by multiplying one-twelfth of the Mortality & Expense Risk Charge Percentage by the Account Values in the Separate Account Divisions.
(5)	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.

For Policies Issued On or Before December 31, 2019

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$27.87 per $1,000 of Insurance Risk
		Minimum:	$0.01 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Standard Risk, Death Benefit Option 1(3)	$0.04 per $1,000 of Insurance Risk
Base Face Amount Charge	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.05 per $1,000 of an amount equal to the greater of (i) the Initial Base Selected Face Amount or (ii) the initial premium multiplied by the applicable Minimum Death Benefit Percentage.
Current:
		Policy Years 1–2:	$0.05 per $1,000 of an amount equal to the greater of (i) the Initial Base Selected Face Amount or (ii) the initial premium multiplied by the applicable Minimum Death Benefit Percentage
		Policy Years 3+:	$0.03 per $1,000 of an amount equal to the greater of (i) the Initial Base Selected Face Amount or (ii) the initial premium multiplied by the applicable Minimum Death Benefit Percentage
Mortality & Expense Risk Fees(4)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	0.90% of the policy’s Variable Account Value
Current:
		Policy Years 1–5:	0.25% of the policy’s Variable Account Value
		Policy Years 6–15:	0.20% of the policy’s Variable Account Value
		Policy Years 16+:	0.10% of the policy’s Variable Account Value

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Administrative Charge	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$9.00 per month
		Current:	$5.00 per month
Loan Interest Rate Expense Charge(5)	Daily, if there is policy debt	Maximum:
		Current:	3.00% of loaned amount annually
		Policy Years 1–10:	1.00% of loaned amount annually
		Policy Years 11+:	0.00% of loaned amount annually
Optional Benefit Charges:
Supplemental Monthly Term Insurance Rider (Cost of Insurance Charge)(1)(2)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$36.72 per $1,000 of Insurance Risk
		Minimum:	$0.01 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Standard Risk(3)	$0.04 per $1,000 of Insurance Risk
Supplemental Monthly Term Insurance Rider (Face Amount Charge)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.05 per $1,000 of amount of monthly term insurance
Current:
		Policy Years 1–2:	$0.05 per $1,000 of amount of monthly term insurance
		Policy Years 3+:	$0.03 per $1,000 of amount of monthly term insurance
(1)	These cost of insurance charge rates may not be representative of the rates that a typical Policy Owner will pay. These rates may vary by a number of factors, including but not limited to, the Insured’s issue age, Insured’s gender, Policy Year, tobacco use classification and risk classification. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 665-2654.
(2)	The maximum cost of insurance charge rates are based on 100% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Gender and Smoker Distinct Table. For policies issued in Montana, the maximum cost of insurance charge rates are based on 100% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Unisex and Smoker Distinct Table.
(3)	The rates shown for ‘‘representative insured’’ are first year rates only.
(4)	The monthly Mortality & Expense Risk Fee is deducted from the then current Account Values in the Separate Account Divisions This charge will be determined by multiplying one-twelfth of the Mortality & Expense Risk Charge Percentage by the Account Values in the Separate Account Divisions.
(5)	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.

The next table shows the minimum and maximum total operating expenses charged by any of the Funds in which your Separate Account Divisions invest that you may pay periodically during the time that you own the policy. A complete list of Funds in which the Separate Account Divisions invest, including their annual expenses, may be found at the back of this document in Appendix A. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses	Minimum	Maximum
Range of annual fund operating expenses including management fees, distribution and/or service (12b-1) fees and other expenses.(1)	0.19%	3.48%
(1)	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

Principal Risks

Investment Risks

The value of your policy will fluctuate with the performance of the Separate Account Divisions you select. Your Separate Account Divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any Account Value invested in the Separate Account Divisions. It is possible you could lose your entire investment.

The type of investments that a Fund company makes will also create risk. A comprehensive discussion of the risks of each of the Funds underlying the Separate Account Divisions may be found in that Fund’s prospectus. You should read the Fund’s prospectus carefully before investing.

Suitability

Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. We may restrict short-term investment strategies.

Early Surrender

An early surrender can result in adverse tax consequences.

Withdrawals

A withdrawal will reduce your policy’s Account Value by the amount withdrawn. In addition, we impose a withdrawal charge whenever you withdraw a portion of your Account Value. If the policy’s Surrender Value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s Base Selected Face Amount and may have adverse tax consequences.

Loans

Taking a loan from your policy has several risks: (1) it may increase the risk that your policy will terminate; (2) it will have a permanent effect on your policy’s Surrender Value; (3) it may increase the amount of premium needed to keep the policy In Force; (4) it will reduce the death benefit proceeds; and (5) it has potential adverse tax consequences.

Policy Termination

Your policy could terminate if the Surrender Value of the policy becomes too low to support the policy’s monthly charges. The policy may also terminate if Policy Debt reaches the Policy Debt Limit (which means the Policy Debt equals or exceeds your Account Value). Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Poor investment performance of the Funds selected by the Owner and the deduction of policy fees and monthly charges may result in termination of the policy even if all Planned Premiums are timely paid. Before the policy terminates, however, you will receive a Grace Period during which you will be notified in writing that your coverage may terminate unless you pay additional premium. No death benefit or other benefits under the policy will be paid once the policy terminates.

Limitations on Access to Cash Value

•	Withdrawals are not available in the first Policy Year; however, full surrenders are permitted.

•	We may not allow a withdrawal if it would reduce the Base Selected Face Amount to less than the policy’s minimum Base Selected Face Amount.

•	The minimum withdrawal is $100 and the maximum withdrawal is 90% of your Account Value, less outstanding Policy Debt and less an amount equal to the (i) most recent monthly charges multiplied by (ii) one plus the number of Monthly Calculation Dates remaining until the next Policy Anniversary.

•	There may be little to no cash value available for loans and withdrawals in the policy’s early years.

Insurance Company Insolvency

It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account.

Adverse Tax Consequences

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a ‘‘Modified Endowment Contract’’ (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of cost basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

Policy Charge Increase

We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy In Force. We will notify the Policy Owner of any such changes through a prospectus supplement.

Cybersecurity and Certain Business Continuity Risks

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition. For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.

General Information about the Company, the Separate Account and the Underlying Funds

The Company

MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Guaranteed Principal Account

Net Premium and Account Value you allocate to the GPA become part of the General Investment Account of the Company. Subject to applicable law, the Company has sole discretion over the assets in its General Investment Account. The assets of our General Investment Account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use General Investment Account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your Variable Account Value allocated to the Separate Account. We refer to our ability to meet any contractual obligations as our ‘‘claims-paying ability.’’

It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.

The General Investment Account has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the General Investment Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the General Investment Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Policy Debt, will earn interest at a minimum rate of 1% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on your policy’s Monthly Calculation Date. You bear the risk that no higher rates of interest will be credited.

For amounts in the loaned portion of the GPA, the guaranteed minimum interest rate per year is the greater of:

•	1%; or

•	the policy loan rate less the maximum loan interest rate expense charge.

You may obtain interest rate information for the GPA, including the loaned portion and the non-loaned portion, by calling our Administrative Office.

The Separate Account

The part of your premium that you invest in your policy’s Separate Account Divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the Separate Account.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the SEC as a unit investment trust under the 1940 Act.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, and losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets. The Company owns the assets in the Separate Account. The Separate Account is divided into divisions, each of which purchases shares in a corresponding underlying Fund. Any death benefits, withdrawals, surrenders, policy loans, or transfers of Account Value from the Separate Account Divisions will be redeemed from the corresponding Funds.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our General Investment Account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the Electrum policies. In the event that the assets in the Separate Account exceed the liabilities, the Company may only withdraw seed capital and earned fees and charges.

We have established a segment within the Separate Account to receive and invest premium payments for the Electrum policies.

Currently, the Electrum segment is divided into over 100 Separate Account Divisions. The underlying Funds are listed in ‘‘Appendix A – Funds Available Under the Policy.’’

Some of the underlying Funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The Funds offered in the Electrum policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.

We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and to make certain material changes to the structure and operation of the Separate Account, including, among other things to:

•	create new Separate Account Divisions;

•	create new segments of the Separate Account for any new variable life insurance products we create in the future;

•	eliminate Separate Account Divisions;

•	close existing Separate Account Divisions to allocations of new premium payments by current or new Policy Owners;

•	combine the Separate Account or any Separate Account Divisions with one or more different separate accounts or Separate Account Divisions;

•	transfer the assets of the Separate Account or any Separate Account Divisions that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account Division;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and

•	change the name of the Separate Account.

Underlying Funds

We do not recommend or endorse any particular Fund, and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

Information regarding each Fund, including (i) its name; (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in Appendix A to this prospectus. Please see ‘‘Appendix A – Funds Available Under the Policy.’’ In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you. Each Fund has issued a prospectus that contains more detailed information about the Fund.

After you select Funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your policy Account Value resulting from the performance of the Funds you have chosen. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/Electrum. You can also request this information at no cost by calling (800) 665-2654 or sending an email request to BOLICOLIService@MassMutual.com.

Addition, Removal, Closure, or Substitution of Funds

We do not guarantee that each Fund will always be available for investment through the policy. We have the right to change the Funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Policy Owners. Examples of possible changes include: adding new Funds or Fund classes, removing existing Funds or Fund classes, closing existing Funds or Fund classes, or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a Separate Account Division without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.

Conflicts of Interest

The Funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other Funds.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Funds

We and certain of our insurance affiliates receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a Fund’s assets and may be as much as 0.30% of the average net assets of an underlying Fund that are attributable to the variable annuity and variable life insurance products issued by us and certain of our insurance affiliates that offer the particular Fund. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in this policy.

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity or variable life insurance products offered by us and certain of our insurance affiliates. These percentage rates differ, but currently do not exceed 0.35%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (please see the Funds’ prospectuses for additional information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain Funds so that the adviser and sub-adviser can participate in sales meetings conducted by us. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their Funds.

For a list of the Funds whose advisers currently pay such compensation, visit
www.MassMutual.com/privacy-policy/compensation-arrangements or call our Administrative Office.

Compensation and Fund Selection

When selecting the Funds that will be available with the policy, we consider each Fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the Funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant, and we may profit from this compensation. Additionally, we offer certain Funds through the policy at least in part because they are managed by an affiliate.

Voting Rights

We are the legal owner of the Fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the Funds supporting the policy. This right is limited to the extent you are invested in those Separate Account Divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. The shares held in the name of the Company and its affiliates will also be proportionally voted. This process may result in a small number of Policy Owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the Funds attributable to your policy. The number of shares of any Fund, attributable to your policy, is determined by dividing the Account Value held in that Separate Account Division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Policy Owner voting instructions, we will advise Policy Owners of our action and the reasons for such action.

Charges and Deductions

This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

In addition, the Funds pay operating expenses that are deducted from the assets of the Funds. For more information about these expenses, please see the individual Fund prospectuses.

Transaction Fees

Premium Load Charge

Prior to applying your premium to the GPA or the selected Separate Account Division(s), we deduct a premium load charge. This charge reimburses us for federal and state premium taxes and certain expenses related to the sale and distribution of the policies. We may profit from this charge.

This charge is comprised of two components: the premium tax component and the sales load component. The premium tax component reimburses us for state and local premium taxes and for federal premium taxes. This amount is not the actual amount of the tax liability we might incur. It is an estimated amount. If the actual tax liability is more or less, we will not adjust the charge retroactively. The sales load component covers sales expenses, including commissions. If these expenses increase, this charge may be increased, but the charge will never exceed the maximum charges set forth in the Transaction Fees table. Please see the ‘‘Fee Tables’’ section.

The maximum premium load charge that we can deduct is 10% of each premium payment. For policies issued after August 31, 2020, the current premium load charge is 6.55% of each premium payment up to and including the Target Premium, and 0.50% of premium over the Target Premium. For policies issued on or before August 31, 2020, the current premium load charge is 5.55% of each premium payment up to and including the Target Premium, and 2.30% of premium over the Target Premium.

Transfer Fee

We currently allow you to make twelve transfers each Policy Year free of charge. We reserve the right to assess a charge for transfers if there are more than twelve in a Policy Year. The charge will not exceed $10 for each additional transfer. We will deduct any transfer charge from the amount being transferred. If imposed, the fee will reimburse us for processing the transfer.

For purposes of assessing a transfer charge, we consider all transfers made on one Valuation Date to be one transfer. Transfers made in connection with loans, however, do not count as transfers for the purpose of assessing a transfer charge. Please see the ‘‘Policy Transactions’’ section for additional information.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct a charge of 2% of the money you withdraw. This charge will not exceed $25 for each withdrawal. This fee is guaranteed not to increase for the duration of the policy. We will deduct the withdrawal charge from the amount withdrawn. This charge reimburses us for processing the withdrawal.

Substitute Insured Charge

We assess an administrative fee if you transfer the policy to the life of a substitute Insured. The charge reimburses us for processing the substitution. The charge is $75.00.

Surrender Charge

There is no surrender charge.

Periodic Charges

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. It is deducted from the loan interest rate. This charge reimburses us for the ongoing expense of administering the loan.

The charge varies by Policy Year. However, it will never exceed 3.00%.

Monthly Charges Against the Account Value

The following charges are deducted from the Account Value on each Monthly Calculation Date.

The Monthly Calculation Date is the date on which monthly charges for the policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.

Your policy’s Monthly Calculation Date will be listed in the policy’s specifications page. The mortality and expense risk charge will be deducted pro-rata from the Separate Account Divisions according to the Account Value in each Separate Account Division. All other monthly charges will be deducted from the Separate Account Divisions and the GPA in proportion to the non-loaned Account Values in each on the date the deduction is taken.

Administrative Charge and Base Face Amount Charge

The administrative charge and the base face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Administrative Charge

The maximum administrative charge is $9 per policy, per month. The current administrative charge is $5 per policy, per month.

Base Face Amount Charge

We currently deduct a monthly base face amount charge from the policy. We base this charge on the greater of the Initial Base Selected Face Amount or the initial premium multiplied by the applicable Minimum Death Benefit percentage (based on the Insured’s Attained Age at the time of calculation).

•	For Policies Issued After December 31, 2019: This charge is guaranteed not to exceed $0.025 per $1,000 of the amount calculated in accordance with the preceding paragraph.

•	For Policies Issued On or Before December 31, 2019: This charge is guaranteed not to exceed $0.05 per $1,000 of the amount calculated in accordance with the preceding paragraph.

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s Account Value held in the Separate Account. The maximum percentage is 0.90% and the current percentage is:

•	0.25% in Policy Years 1–5;

•	0.20% in Policy Years 6–15; and

•	0.10% in Policy Years 16+.

The charge is deducted from your Account Value allocated to the Separate Account Divisions but not from the GPA.

This charge compensates us for the mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated, and as a result, the cost of insurance charges will be insufficient to meet actual claims.

The expense risk we assume is that our costs of issuing, distributing and administering the policies will exceed the charges collected.

If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.

Cost of Insurance Charge

The cost of insurance charge reimburses us for providing you with life insurance protection.

We deduct a cost of insurance charge based on your policy’s Insurance Risk. Insurance Risk is equal to the difference between the death benefit and the Account Value. These deductions are made by deducting Account Value from the Separate Account Division(s) and the GPA in proportion to the values in each.

The maximum cost of insurance charge rates associated with your policy are shown in the policy’s specifications pages.

•	For Policies Issued After December 31, 2019: These rates are calculated using the 2017 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), the non-smoker or smoker table, and age of the Insured on his/her last birthday.

•	For Policies Issued On or Before December 31, 2019 : These rates are calculated using the 2001 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), the non-smoker or smoker table, and age of the Insured on his/her last birthday.

We may charge less than the maximum monthly insurance charges shown in the table(s). In this case, the monthly insurance charge rates will be based on a number of factors including, but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes and future profits. Any change in these charges will apply to all individuals in the same class.

Insurance charges for the policy will not be the same for all Policy Owners. Your policy’s actual or current cost of insurance charge rates are based a number of factors including, but not limited to:

•	the Insured’s issue age;

•	the Insured’s gender;

•	the Insured’s tobacco use classification;

•	the Policy Year in which we make the deduction;

•	the rating class of the policy; and

•	the underwriting classification of the Case.

These rates generally increase as the Insured’s age increases. The rates will vary with the number of years the coverage has been In Force and with the Base Selected Face Amount and the Term Rider Selected Face Amount of the policy.

How the Cost of Insurance Charge is Calculated

We calculate the cost of insurance charge on the Monthly Calculation Date by multiplying the current cost of insurance charge rate by a discounted Insurance Risk. Insurance Risk is a liability of the insurance company and is equal to the difference between the death benefit and the Account Value.

The discounted Insurance Risk is the difference, on the Monthly Calculation Date, between:

•	the amount of death benefit available under the death benefit option in effect, discounted by one plus the monthly equivalent of 1% per year, and

•	the Account Value (before deduction of the monthly cost of insurance charge).

The following two steps describe how we calculate the cost of insurance charge for your policy:

Step 1: We calculate the discounted Insurance Risk for your policy:

(a)	We divide the amount of the death benefit available under the death benefit option in effect by one plus the monthly equivalent of the minimum annual interest rate for the GPA (1%); and

(b)	We subtract your policy’s Account Value at the beginning of the policy month (before deduction of the monthly cost of insurance charge) from the amount we calculated in 1(a) above.

Step 2: We multiply the discounted Insurance Risk by the cost of insurance charge rate. This amount is your cost of insurance charge.

Additional Information about the Cost of Insurance Charge

We will apply any changes in cost of insurance charges in a manner not unfairly discriminatory to Policy Owners. No change in insurance classification or cost will occur on account of the Insured’s health after we issue the policy.

Because your Account Value and death benefit may vary from month to month, your cost of insurance charge may also vary on each Monthly Calculation Date. The cost of your insurance depends on the amount of the Insurance Risk on your policy. Factors that may affect the Insurance Risk include:

•	the amount and timing of premium payments;

•	investment performance;

•	fees and charges assessed;

•	rider charges;

•	withdrawals;

•	policy loans;

•	changes to the Base Selected Face Amount; and

•	changes to the death benefit option.

Rider Charges

You can obtain additional benefits by applying for riders on your policy. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits. More information regarding the rider charges can be found below, under the ‘‘Other Benefits Available Under the Policy’’ section.

Reduction of Charges

We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges) where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of Insureds;

•	the total premium expected to be paid;

•	total assets under management for the Policy Owner;

•	the nature of the relationship among individual Insureds;

•	the purpose for which the policies are being purchased;

•	the expected persistency of individual policies; and

•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Policy Owners which reflects differences in costs of services.

Policy Owner, Insured, Beneficiary

Policy Owner

The Policy Owner is the individual, corporation, partnership, trust or other entity who owns the policy, as shown on our records, and will generally make the choices that determine how the policy operates while it is In Force. A change of Policy Owner will take effect as of the date the Written Request is signed. Each change will be subject to any payment we made or other action we took before receiving the Written Request in Good Order.

The sale of your policy to an unrelated investor, sometimes called a viatical or a life settlement, typically has transaction costs that may reduce the value of the settlement. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Please see ‘‘Sales to Third Parties’’ in the ‘‘Federal Income Tax Considerations’’ section for additional information.

Insured

The Insured is the person on whose life the policy is issued. The Policy Owner must have an insurable interest in the life of the Insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the Policy Owner to determine whether proper insurable interest exists at the time of policy issuance.

You name the Insured in the application for the policy. Generally, we will not issue a policy for an Insured who is beyond Attained Age 75.

Beneficiary

The Beneficiary is the person you name in the application to receive any death benefit. You may name different classes of Beneficiaries, such as primary and secondary. These classes will set the order of payment.

Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies by sending a Written Request in Good Order to our Administrative Office. The Owner must have the consent of an irrevocable Beneficiary to change the Beneficiary. Generally, the change will take effect as of the date your Written Request is signed. Each change will be subject to any payment we made or other action we took before receiving the Written Request in Good Order.

If no Beneficiary is living or in existence when the Insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.

Purchasing a Policy

Availability

The policy is available on a Case basis. A Case is defined as one or more policies issued to the same Policy Owner. All policies within a Case are aggregated for purposes of determining Policy Dates, loan rates and underwriting requirements.

The minimum Base Selected Face Amount is $50,000 per policy. At the time of issue, the Insured must be at least Attained Age 18 and no older than Attained Age 75.

Underwriting

We currently offer three different underwriting programs:

(1)	Guaranteed issue underwriting is generally available to Cases that will insure ten or more lives. Insureds who are part of a Case eligible for guaranteed issue underwriting are not required to undergo medical underwriting, but they must have been actively at work for at least 90 days prior to application.

(2)	Simplified issue underwriting is generally available to Cases that will insure six or more lives. Insureds who are part of a Case eligible for simplified issue underwriting are not required to undergo medical underwriting, but they are required to provide more information than for guaranteed issue underwriting, including health and avocation questions.

(3)	Full underwriting is generally available for any Case that will insure three or more lives and does not qualify for guaranteed issue or simplified issue underwriting. Insureds who are part of a Case that requires full underwriting will be required to undergo a medical examination.

Generally, on a current basis, the overall cost of insurance rates for a healthy individual are higher for a guaranteed or simplified issue policy than for a similar policy issued with full underwriting.

In certain states, simplified issue underwriting may be referred to as ‘‘simplified underwriting’’ and guaranteed issue underwriting may be referred to as ‘‘limited underwriting.’’

Purchasing a Policy

To purchase a policy you must send us a completed application. The minimum Initial Base Selected Face Amount of a policy is currently $50,000. The Policy Owner selects, within our limits, the Base Selected Face Amount. The Base Selected Face Amount is used to determine the amount of insurance coverage the policy provides while it is In Force.

The Initial Base Selected Face Amount is the Base Selected Face Amount on the Policy Date. It is listed on the first page of your policy. The ‘‘Policy Date’’ is the date used as the starting point for determining Policy Anniversary dates, Policy Years and Monthly Calculation Dates. Your ‘‘Policy Anniversary’’ is the anniversary of the Policy Date.

We determine whether to accept or reject the application for the policy and the Insured’s risk classification. The policy’s Issue Date is the date we actually issue the policy. Coverage under the policy becomes effective on the policy’s Issue Date.

Your Right to Return the Policy

You have the right to cancel the policy. If you change your mind about owning the policy, you can return the policy for a refund (Free Look), but only if you return it within a prescribed period after receiving it. This period is 10 days in all states except the following: 20 days in North Dakota and 45 days in California for Policy Owners over age 60. If you cancel the policy, we will issue you a refund.

During the Free Look period, we will apply premium payments to the GPA. If you cancel the policy, we will pay a refund to you. The refund equals:

(1)	any premium paid for the policy; plus

(2)	interest credited to the policy under the GPA; minus

(3)	any amounts borrowed or withdrawn.

To cancel the policy, return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Sending Requests in Good Order

From time to time you may want to submit a Written Request for a change of beneficiary, a transfer, or some other action. A Written Request is a written or electronic communication or instruction in Good Order sent by the Policy Owner to, and received by MassMutual, at, our Administrative Office. We may allow requests to be submitted by telephone, fax, website, or other electronic media for certain transactions. Telephone, fax, email, or internet transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, website or other electronic media.

Premiums

Premium Payments and Payment Plans

All premium payments must be sent in Good Order to us at our Administrative Office.

There are four premium concepts under the policy:

•	Minimum Case Premium;

•	Minimum Net First Policy Premium;

•	Planned Annual Premium; and

•	Target Premium.

The Minimum Case Premium and Minimum Net First Policy Premium requirements must be satisfied before we will issue a policy. The Planned Annual Premium establishes the basis for the premium bills we will send to you, and the Target Premium establishes a threshold for your policy’s premium load charges.

Minimum Case Premium

The minimum premium that we require for a Case is $100,000 of Planned Annual Premium meaning that the sum of the Planned Annual Premiums for all of the policies issued in a Case must equal at least $100,000 or the policies will not be issued.

Minimum Net First Policy Premium

Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the Minimum Net First Policy Premium. For policies issued after August 31, 2020, the Minimum Net First Policy Premium is an amount equal to 3 times the sum of the monthly charges for the first month. For policies issued on or before August 31, 2020, the Minimum Net First Policy Premium was an amount equal to 12 times the sum of the monthly charges for the first month.

You must pay the Minimum Net First Policy Premium and submit the application and all other required forms in Good Order to our Administrative Office before we will issue your policy.

Planned Annual Premium

You may elect in the application to pay an annual premium for your policy. We call this premium your Planned Annual Premium. Your election of a Planned Annual Premium forms the basis for the premium bills we send you. You may change the amount of your Planned Annual Premium at any time.

The amount of your Planned Annual Premium will depend on:

•	the Base Selected Face Amount of the policy;

•	the Insured’s age;

•	the Insured’s gender;

•	the Insured’s tobacco use classification; and

•	the amount of the first premium paid.

There is no penalty if you do not pay the Planned Annual Premium; however, the policy may lapse if there is not sufficient Surrender Value from which to deduct the monthly charges.

If a Planned Annual Premium payment is not made, the policy will not necessarily terminate. Conversely, making Planned Annual Premium payments does not guarantee the policy will remain In Force. Even if you pay Planned Annual Premiums, the policy will terminate if the Surrender Value becomes insufficient to pay monthly charges and the Grace Period expires without sufficient payment.

Target Premium

The Target Premium for your policy establishes a threshold for your policy’s premium load charge. If you pay premiums that are below the Target Premium, your premium load charge will be higher, as a percentage of premiums paid, than if you pay premiums that exceed the Target Premium.

We set the Target Premium on the date we issue your policy. The amount of the Target Premium depends on:

•	the Initial Base Selected Face Amount of the policy;

•	the Insured’s age;

•	the Insured’s gender; and

•	the Insured’s tobacco use classification.

The following tables show the Target Premium at certain ages for a policy with a Base Selected Face Amount of $100,000 in all years, under Death Benefit Option 1.

For Policies Issued After December 31, 2019:

Target Premium – $100,000 Base Selected Face Amount (Death Benefit Option 1)

		Issue Age
Class	25	40	55
Male Tobacco	$2,590	$4,369	$7,139
Female Tobacco	$2,309	$3,989	$6,644
Unisex Tobacco	$2,536	$4,296	$7,045
Male Non-Tobacco	$2.011	$3,416	$5,700
Female Non-Tobacco	$1,765	$3,033	$5,172
Unisex Non-Tobacco	$1,964	$3,344	$5,601

For Policies Issued On or Before December 31, 2019:

Target Premium – $100,000 Base Selected Face Amount (Death Benefit Option 1)

		Issue Age
Class	25	40	55
Male Tobacco	$2,944	$4,834	$7,816
Female Tobacco	$2,615	$4,408	$7,215
Unisex Tobacco	$2,879	$4,749	$7,694
Male Non-Tobacco	$2,375	$3,997	$6,680
Female Non-Tobacco	$2,089	$3,568	$5,977
Unisex Non-Tobacco	$2,318	$3,911	$6,538

Paid-up Policy Date

The Paid-up Policy Date is the Policy Anniversary on or next following the Insured’s 95th birthday. On and after this date, your Base Selected Face Amount will equal the Account Value multiplied by a factor guaranteed to be no less than 1.

As of this date and thereafter, the death benefit option will be Death Benefit Option 1, the charge for cost of insurance will be $0, face amount charges will be $0, and we will no longer accept premium payments. We will continue to deduct any other monthly charges. Your payment of Planned Annual Premiums does not guarantee that the policy will continue In Force to the Paid-up Policy Date.

Premium Flexibility

While your policy is In Force, you may pay premiums at any time before the death of the Insured subject to certain restrictions. There are no required premium payments, although you must maintain sufficient Account Value to keep the policy In Force by paying the monthly charges. You may elect to set-up a “Planned Annual Premium” payment plan. Premium payment plans are discussed above in the “Premium Payments and Payment Plans” section.

The minimum premium payment we will accept is $100.

In some cases, applying a subsequent premium payment in a Policy Year could result in your policy becoming a MEC. If a policy is a MEC under federal tax law, loans, withdrawals and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. Please see “Modified Endowment Contracts” under the “Federal Income Tax Considerations” section for additional information. We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the Policy Owner to allow MEC status. Additionally, we will follow these procedures:

•	If we receive a subsequent premium payment that would cause the policy to become a MEC, the premium payment will be considered not in Good Order. We will credit only that part of the premium payment to the policy that will not cause the policy to become a MEC. We will return the remaining portion of the payment to the premium payer.

•	In addition, the payment frequency may be changed to annual to prevent subsequent premium bills from being produced prior to the next Policy Anniversary date.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period, because the start of the 7-pay year may no longer coincide with your Policy Anniversary. Please see “Federal Income Tax Considerations” section for additional information.

Premium Limitations

The IRC has limits on the amount of money you may put into a life insurance contract and still meet the IRC’s definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets the IRC guidelines:

•	the Cash Value Accumulation Test, and

•	the Guideline Premium Test.

If you choose the Guideline Premium Test, the maximum premium payment we will accept will be stated in your policy’s specifications pages. Regardless of whether you choose the Guideline Premium Test or the Cash Value Accumulation Test, we have the right to refund a premium paid in any year if it will increase the Insurance Risk under the policy. The Insurance Risk is the difference between the death benefit payable and the Account Value of your policy. Please see “Minimum Death Benefit” in the “Death Benefits” section for detailed information regarding the Cash Value Accumulation Test and the Guideline Premium Test.

Certain policy changes (including but not limited to a change in face amount, a change in tobacco use classification, or the addition or removal of a rider) may cause a recalculation of your maximum premium limit. If a policy change results in a decrease to your premium limit, we may be required to distribute funds from your policy to maintain its compliance with the adjusted premium limit. The distribution will be taken from the Separate Account Division(s) and the GPA in proportion to the non-loaned values in each.

How and When Your Premium is Allocated

Net Premium

Net Premium is a premium payment received in Good Order and accepted by us minus the premium load charge and the Cash Surrender Value Enhancement Rider charge, if applicable.

The Net Premium is allocated among the Divisions and the GPA according to your current instructions.

When applying for the policy, you choose the percentages of your Net Premiums to be allocated among the Separate Account Divisions and/or the GPA. You may choose any percentages (to two decimals) as long as the total is 100%. However, we reserve the right to limit the number of Separate Account Divisions to which you can allocate your premiums if the limitation is necessary to protect your policy’s status as life insurance under federal tax law.

You may change your Net Premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your Net Premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, computer systems, and faxes can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.

A request to change your Net Premium allocation will become effective on the Valuation Date we receive your request, in Good Order, at our Administrative Office. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, the change will become effective on the next Valuation Date.

When Net Premium is Allocated

During the Free Look period, we will apply premium payments to the GPA, provided the premium equals or exceeds the Minimum Net First Policy Premium. If the premium does not equal or exceed the Minimum Net First Policy Premium, the policy will not be issued. At the end of the Free Look period, we will allocate your Account Value among the GPA and/or Separate Account Divisions according to your instructions.

You may choose any percentages (to two decimals) as long as the total is 100%.

If a payment is refused by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

Transfers

While your Policy is In Force, you may generally transfer all or part of a Separate Account Division’s Account Value to any other Separate Account Division or the GPA. Transfers are effective as of the Valuation Date we receive your Written Request in Good Order. If we receive your Written Request on a non-Valuation Date or after the end of a Valuation Date, your transfer request will be effective as of the next Valuation Date.

You can make transfers by Written Request by calling our Administrative Office. In your transfer request, you must indicate the dollar amount or the percentage (to two decimals) you wish to transfer.

Generally, there is no limit on the number of transfers you may make among the Separate Account Divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity. We currently do not charge a fee for transfers. We do, however, reserve the right to charge a fee for transfers if there are more than twelve transfers in a Policy Year. This fee will not exceed $10 per transfer. We will consider all transfers made on one Valuation Date to be one transfer.

We reserve the right to limit the number of Separate Account Divisions to which you can allocate your Account Value if the limitation is necessary to protect your policy’s status as life insurance under federal tax law.

You may transfer all Account Value in the Separate Account to the GPA at any time without incurring a fee.

You may only transfer Account Value from the GPA to the Separate Account once per Policy Year. This transfer may not exceed 25% of your Account Value in the GPA at the time of your transfer. For purposes of this transfer restriction, your Account Value in the GPA does not include Policy Debt. However, you may transfer 100% of your Account Value in the GPA to the Separate Account if:

•	you have transferred 25% of your Account Value in the GPA in each of the previous three Policy Years; and

•	you have not allocated premium payments or made transfers to the GPA during any of the previous three Policy Years, except as a result of a policy loan.

You cannot transfer Account Value in the GPA equal to any Policy Debt.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Policy Owners and Beneficiaries under the policy, including long-term Policy Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Policy Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Separate Account Divisions, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons) and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. The Funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the Funds available with this policy, determine that a Policy Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Policy Owner to submit transfer requests by regular mail only. We will not accept the Policy

Owner’s transfer request if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund.

Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason. In addition, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading or market timing policies established by the Fund. Policy Owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the Funds generally are ‘‘omnibus’’ orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Policy Owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a Fund on all policies owned by a Policy Owner whose trading activity under one variable contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a Policy Owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Policy Year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Policy Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Policy Owners.

Automated Account Value Transfer

Automated Account Value Transfer allows you to make monthly transfers of Account Value in a Separate Account Division to any combination of Separate Account Divisions and the GPA. You must specify the amount you wish to transfer as a dollar amount or a percentage (rounded to two decimal places). Automated Account Value Transfers are not available from more than one Separate Account Division or from the GPA. We consider this process as one transfer per Policy Year. We do not charge you for participating in the Automated Account Value Transfer Program.

You can elect, change or cancel the Automated Account Value Transfer on any Valuation Date, provided we receive a fully completed Written Request in Good Order at our Administrative Office. We will only make transfers on the Monthly Calculation Date. The effective date of the first automated transfer will be the first Monthly Calculation Date after we receive your Written Request in Good Order. If we receive your request before the end of the Free Look period, your first automated transfer will occur on the Valuation Date next following the end of this period.

Transfers will occur automatically. However, you must specify:

•	the Separate Account Division we are to transfer from;

•	the Separate Account Division(s) and/or GPA we are to transfer to; and

•	the length of time during which transfers will continue.

If your transfer amount is greater than your Account Value in the Separate Account Division we are transferring from, then we will transfer your remaining value in that Separate Account Division in the same proportion as your previously transferred amounts. We will not process any more automated transfers thereafter.

We may at any time modify, suspend or terminate the Automated Account Value Transfer Program without prior notification.

You may not elect Automated Account Value Transfer while you have elected Automated Account Re-balancing for your policy.

Automated Account Re-balancing

Automated Account Re-balancing permits you to maintain a specified percentage (rounded to two decimal places) of your Account Value in any combination of the Separate Account Divisions and the GPA. We must receive a fully completed Written Request in Good Order to begin your Automated Account Re-balancing Program. Then, we will make transfers on a quarterly basis to and from the Separate Account Divisions and the GPA to re-adjust your Account Value to your specified percentage. Quarterly re-balancing is based on your Policy Year. The minimum amount we will transfer under this provision is $5.00. We do not charge you for participating in the Automated Account Re-balancing Program.

This program allows you to maintain a specific allocation of Account Value among the Separate Account Divisions and the GPA. We will re-balance your Account Value only on a Monthly Calculation Date. We consider Automated Account Re-balancing as one transfer per Policy Year.

You can elect or cancel Automated Account Re-balancing on any Valuation Date, provided we receive a fully completed Written Request in Good Order at our Administrative Office. You may only change allocation percentages once each Policy Year. In addition, you may only reduce your allocation to the GPA by up to 25% of the non-loaned portion of the GPA  once each Policy Year.

The effective date of the first automated re-balancing will be the first Monthly Calculation Date after we receive your Written Request in Good Order at our Administrative Office. If we receive the request before the end of the Free Look period, your first re-balancing will occur on the Valuation Date next following the end of the Free Look period.

We may at any time modify, suspend or terminate the Automated Account Re-balancing Program without prior notification.

You may participate in either the Automated Account Value Transfer Program or the Automated Account Re-balancing Program at one time, but may not participate in both programs at the same time.

Example:

Assume that your initial Net Premium payment is split among four Separate Account Divisions: MML VIP Barings Core Bond, MML Foreign, MML VIP Franklin Templeton Equity, and PIMCO All Asset Portfolio.

Further assume that you have also completed an Automated Account Re-balancing Request form indicating that you want the values in the Separate Account Divisions rebalanced quarterly, beginning today, January 10, as follows:

• 60% in MML VIP Barings Core Bond and

• 40% in PIMCO All Asset Portfolio.
Over the next 2½ months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML VIP Barings Core Bond Division represents 80% of the value of the two selected Separate Account Divisions in your Portfolio Rebalancing Program.

Three months from the date you selected to begin your quarterly Automated Account Re-balancing Program, April 10, we will sell  all units in the MML Foreign and MML VIP Franklin Templeton Equity Divisions using the proceeds to purchase units in the  MML VIP Barings Core Bond (60%) and PIMCO All Asset Portfolio (40%) Divisions. In addition, some of your units in the MML VIP Barings Core Bond Division will be sold and the proceeds will be used to purchase additional units in the PIMCO All Asset Portfolio Division to bring the ratio of the two investment choices to 60/40 respectively.

Policy Value

How the Value of Your Policy is Calculated

The value of your policy is called its Account Value. The Account Value has two components:

•	the Variable Account Value; and

•	the GPA Value.

We will calculate your Account Value on each Valuation Date.

Variable Account Value

Transactions in your Separate Account Divisions are all reflected through the purchase and sale of Accumulation Units. An Accumulation Unit is a unit of measure that we use to determine the value in each Separate Account Division. For instance, before we invest your Net Premium payment in a Separate Account Division, we convert your Net Premium payment into Accumulation Units and then purchase an appropriate number of shares in the designated Fund.

The Variable Account Value is the sum of your values in each of the Separate Account Divisions. It reflects:

•	Net Premiums allocated to the Separate Account; plus

•	transfers to the Separate Account from the GPA; less

•	transfers and withdrawals from the Separate Account; less

•	fees and charges deducted from the Separate Account; adjusted by

•	the Net Investment Experience of the Separate Account.

Net Investment Experience

The Net Investment Experience of the Variable Account Value is reflected in the value of the Accumulation Units.

Every Valuation Date we determine the value of an Accumulation Unit for each of the Separate Account Divisions. Changes in the Accumulation Unit value reflect the investment performance of the Fund as well as Fund expenses.

The value of an Accumulation Unit may go up or down from Valuation Date to Valuation Date.

When you make a premium payment, we credit your policy with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Net Premium payment allocated to a Separate Account Division by the unit value for that Separate Account Division. When you make a withdrawal, we deduct Accumulation Units representing the withdrawal amount from your policy. We deduct Accumulation Units for insurance and other policy charges.

We calculate the value of an Accumulation Unit for each Separate Account Division at the end of each Valuation Date. Any change in the Accumulation Unit value will be reflected in your policy’s Account Value.

The purchase and sale of Accumulation Units will affect your Account Value in the Separate Account Divisions. If we receive a premium payment or a Written Request that causes us to purchase or sell Accumulation Units, and we receive that premium payment or request before the end of a Valuation Date, Accumulation Units will be purchased or sold as of that Valuation Date.

Otherwise, Accumulation Units will be purchased or sold as of the next following Valuation Date.

Guaranteed Principal Account Value

The GPA Value is the accumulation of:

(1)	Net Premiums allocated to the GPA; plus

(2)	amounts transferred into the GPA; plus

(3)	interest credited to the GPA; less

(4)	amounts transferred or withdrawn from the GPA; less

(5)	monthly charges deducted from the GPA.

Interest on the Guaranteed Principal Account

The GPA Value earns interest at an effective annual rate, credited daily.

For the loaned portion of the GPA, the daily interest rate we use is the daily equivalent of the greater of:

•	the annual policy loan interest rate in effect minus the loan interest rate expense charge; or

•	1%.

For the non-loaned portion of the GPA, the daily rate we use is the daily equivalent of the greater of:

•	the current interest rate we declare; or

•	the guaranteed interest rate of 1%.

The current interest rate may change as often as monthly.

Death Benefit

If the Insured dies while the policy is In Force and we determine the claim is valid, we will pay the death benefit to the Beneficiary in a lump sum.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, increased by the portion of any monthly charges already deducted that apply to a period beyond the date of death, and reduced by any outstanding Policy Debt, and any unpaid monthly charges to the date of death. The death benefit is calculated as of the date of the Insured’s death.

The Minimum Death Benefit for your policy is based on your policy’s Account Value as described below.

Minimum Death Benefit

In order to qualify as life insurance under IRC Section 7702, the policy must have a Minimum Death Benefit that is determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.

For purposes of computing any Minimum Death Benefit under Death Benefit Options 1, 2, or 3 to be paid in the event of death of the Insured in Policy Years 1 through 11, and only for such purposes, the policy’s Account Value will be increased by the amount of the Enhancement Benefit under the Cash Surrender Value Enhancement Rider, if elected.

Cash Value Accumulation Test (CVAT)

Under this test, the Minimum Death Benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor for the Insured’s Attained Age on that date. The death benefit factor depends on the Insured’s gender, Attained Age, tobacco use risk classification, and the CVAT interest rate under Section 7702 of the IRC.

Guideline Premium Test

Under this test, the Minimum Death Benefit on any date is equal to a percentage of the Account Value on that date. The Minimum Death Benefit percentage varies only by the Attained Age of the Insured.

Your choice of the Guideline Premium Test or the Cash Value Accumulation Test will depend on how you intend to pay premiums. You should review policy illustrations of both approaches with your registered representative to determine how the policy works under each test, and which is best for you.

Death Benefit Options

When you apply for the policy, you must choose a Base Selected Face Amount and one of three death benefit options. These are:

•	Death Benefit Option 1 – the death benefit is the greater of:

○	the Base Selected Face Amount in effect on the date of death; or

○	the Minimum Death Benefit in effect on the date of death.

•	Death Benefit Option 2 – the death benefit is the greater of:

○	the sum of the Base Selected Face Amount in effect on the date of death, plus the Account Value on the date of death; or

○	the Minimum Death Benefit in effect on the date of death.

•	Death Benefit Option 3 – the death benefit is the greatest of:

○	the sum of the Base Selected Face Amount in effect on the date of death, plus the sum of all premiums paid (and not refunded), less withdrawals; or

○	the Base Selected Face Amount in effect on the date of death; or

○	the Minimum Death Benefit in effect on the date of death.

If the Insured dies while the policy is In Force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any monthly cost of insurance charges that apply for the period beyond the date of death; and

•	We deduct any Policy Debt outstanding on the date of death; and

•	We deduct any monthly charges unpaid as of the date of death.

If the Insured dies during a Grace Period, any unpaid premium needed to avoid Policy Termination will also be deducted from the death benefit.

You should note that under Death Benefit Options 1 and 3, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the Minimum Death Benefit. Under Death Benefit Option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the Account Value, it can change from day to day. Your policy’s Account Value will vary due to the investment performance of the Separate Account Divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses.

Example:
The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.
		Policy A	Policy B
(a)	Base Selected Face Amount:	$100,000	$100,000
(b)	Account Value on date of death:	$40,000	$50,000
(c)	Sum of premiums less withdrawals:	$30,000	$40,000
(d)	Minimum Death Benefit percentage on date of death:	240%	240%
(e)	Minimum Death Benefit (b x d):	$96,000	$120,000
	Death benefit if Death Benefit Option 1 is in effect [greater of (a) or (e)]:	$100,000	$120,000
	Death benefit if Death Benefit Option 2 is in effect [greater of (a + b) or (e)]:	$140,000	$150,000
	Death benefit if Death Benefit Option 3 is in effect [greater of (a + c) or (a) or (e)]:	$130,000	$140,000

The examples assume no additions to or deductions from the Base Selected Face Amount or Minimum Death Benefit are applicable.

Right to Change the Death Benefit Option

You may change your Death Benefit Option at any time while the Insured is living by Written Request and subject to our guidelines regarding proof of insurability. However, no change will be permitted after the Policy Anniversary nearest the Insured’s 95th birthday. There is no charge for a change in death benefit option; however, the monthly deduction amount will change.

If the change is from:

•	Death Benefit Option 1 to 2, or

•	Death Benefit Option 1 to 3, or

•	Death Benefit Option 2 to 3, or

•	Death Benefit Option 3 to 2,

then the Base Selected Face Amount after the change will equal the Base Selected Face Amount before the change, and evidence of insurability will be required.

If the change is from Death Benefit Option 2 to 1, then the Base Selected Face Amount after the change will equal the Base Selected Face Amount before the change plus the Account Value, and no evidence of insurability is required.

If the change is from Death Benefit Option 3 to 1, then the Base Selected Face Amount after the change will equal the greater of (i) the Base Selected Face Amount before the change and (ii) the Base Selected Face Amount before the change plus the sum of all premiums paid (and not refunded), less withdrawals. No evidence of insurability is required.

The death benefit following a death benefit option change, however, may behave differently based on the new death benefit option in effect. For example, if the Minimum Death Benefit doesn’t apply and if a Policy Owner changes the Death Benefit Option from option 1 (death benefit = Base Selected Face Amount) to option 2 (death benefit = Base Selected Face Amount + Account Value), the death benefit after the change will be increased by the Account Value rather than remaining level. The Policy Owner may decide to make this change if the desire is to have a death benefit that will increase if the Account Value grows.

Alternatively, a Policy Owner may change from death benefit option 2 to option 1 if they would like to have a level death benefit following the change. Having a level death benefit (rather than increasing as the Account Value grows) could reduce the policy’s Insurance Risk as the policy’s Account Value increases and, as a result, could reduce the monthly insurance charges.

The effective date of any change in the death benefit option will be your first Policy Anniversary on, or next following, the later of:

•	the date we approve your Written Request for such change; or

•	the requested effective date of the change.

Please see Appendix C for examples of how a change in death benefit option may impact the policy’s Base Selected Face Amount.

Right to Change the Base Selected Face Amount

You may request an increase or decrease in the Base Selected Face Amount. If you change your Base Selected Face Amount, your policy charges will change accordingly. If you increase the Base Selected Face Amount, the cost of insurance charge for your policy will increase because of the increase in the Insurance Risk. If you decrease the Base Selected Face Amount, the cost of insurance charge for your policy will decrease because of the decrease in Insurance Risk.

If you increase or decrease the Base Selected Face Amount, your policy may become a MEC under federal tax law. MECs are discussed in the ‘‘Federal Income Tax Considerations’’ section; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Base Selected Face Amount

You may increase the Base Selected Face Amount by Written Request beginning six months after the Policy Date or six months after a previous increase. We may request adequate evidence of insurability for an increase.

We will not allow an increase in the Base Selected Face Amount after the Insured’s Attained Age 80. Any increase in the Base Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows, the later of:

•	the date we approve your Written Request for such change; or

•	the requested effective date of the change.

Any increase must be for at least $5,000.

Decreases in Base Selected Face Amount

You may also decrease your Base Selected Face Amount. The Base Selected Face Amount after a decrease must be at least $50,000.

Any requested decrease in the Base Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows the later of:

•	the date we approve your Written Request for such change; or

•	the requested effective date of the change.

A decrease in the Base Selected Face Amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is In Force, and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after the date we receive due proof of the Insured’s death and all required documents, in Good Order, at our Administrative Office.

Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the policy’s two-year contestable periods as described below.

We have the right to contest the validity of the policy for any material misrepresentation of a fact within two years:

•	after the policy is issued;

•	after an increase in the Base Selected Face Amount; or

•	after reinstatement.

We may also investigate death claims beyond the contestable periods. After any two-year contestable period, we generally cannot contest the validity of a policy or a Face Amount increase, except for failure to pay premiums. However, if the application(s) contains a fraudulent misstatement of fact, we may contest at any time, to the extent permitted by law.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.

We can also delay payment of the death benefit if the policy has Account Value invested in the Separate Account on the date of death during any period that:

•	it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings);

•	trading is restricted by the SEC;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	the SEC, by order, permits us to delay payment in order to protect our Policy Owners.

We will pay interest on the death benefit from the date of the Insured’s death to the date of a lump sum payment. Interest will be computed at an effective annual rate not less than 3%, or, if greater, the annual rate as required by applicable state law.

We will pay the death benefit in a lump sum.

Although the death benefit is generally excludible from the income of the Beneficiary who receives it, interest on the death benefit is includible in the Beneficiary’s income in the year such interest is credited.

Suicide

If the Insured dies by suicide, while sane or insane, and the policy is In Force, the policy will terminate.

•	If the death occurs within two years from the Issue Date, we will refund the sum of premiums paid for the policy, less any Policy Debt and amounts withdrawn.

•	If the death occurs after two years from the Issue Date but within two years from an increase in the Base Selected Face Amount, we will refund the sum of the monthly charges associated with the Base Selected Face Amount increase.

•	If the death occurs after two years from the Issue Date but within two years after the policy is reinstated, we will refund the sum of premiums you paid to reinstate the policy and any premiums you paid thereafter, less any Policy Debt and amounts you withdrew.

•	If death occurs after two years from the Issue Date, and there has been no increase in the Base Selected Face Amount or reinstatement during the prior two-year period, we will pay the full death benefit, less any Policy Debt.

For policies issued in Colorado, Minnesota, Missouri, and North Dakota, all references in this provision to ‘‘two years’’ should be replaced with ‘‘one year.’’

Example:

Assume a policy is issued with $500,000 Base Selected Face Amount under Death Benefit Option 1. In Policy Year 4, the owner applies for a $250,000 Base Selected Face Amount increase, which is approved. If the Insured commits suicide within two years of the increase, the benefit payable to the beneficiaries is equal to the original $500,000 death benefit, plus an additional payment equal to the monthly charges that were deducted from the Account Value for the increase segment of $250,000.

Misstatement of Age or Gender

If the Insured’s date of birth or gender is misstated in the application, or the policy has been issued incorrectly, an adjustment will be made. If the adjustment is made when the Insured dies, the death benefit will reflect the amount provided by the most recent monthly cost of insurance charges using the correct age and gender. If the adjustment is made while the Insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Other Benefits Available Under the  Policy

Additional Benefits

In addition to the standard death benefit associated with your policy, other standard and/or optional benefits may be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the “Fee Table” section.

You can obtain additional benefits if you request them and/or qualify for them. We provide certain additional benefits by rider or endorsement. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, but do require a fee to exercise the riders or a charge applied against each premium payment made. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For additional information, please see ‘‘Premium Limitations’’ in the ‘‘Premiums’’ section. If you choose to add a rider, you may cancel it at any time upon Written Request. You may not, however, add or remove a rider during a Grace Period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy.

We also offer two automated transfer programs as additional benefits – the Automated Account Re-balancing Program and the Automated Account Value Transfer Program. Please note that you cannot select both the Automated Account Re-balancing Program and the Automated Account Value Transfer Program at the same time.

If your policy was issued on or before December 31, 2019, you may no longer add the following riders to your policy:

•	Supplemental Monthly Term Insurance Rider

•	Waiver of Monthly Charges Rider

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Overloan Protection Rider	Prevents policy lapse due to Policy Debt by providing a guaranteed paid-up insurance benefit.	Standard if the policy was issued using the Guideline Premium Test.

Requirements:

•

Policy In Force and at or past 15th Policy Anniversary.

•

Insured at least Attained Age 75.

•

Account Value at least $100,000.

•

Non-loaned Account Value must be sufficient to pay rider charge (if not, Owner required to repay Policy Debt to exercise rider).

•

Policy issued under Guideline Premium Test.

•

Policy is not and upon exercise of rider will not become a MEC.

•

Policy Debt exceeds specified percentage of Account Value.

•

Amounts that can be withdrawn without federal tax penalty have been withdrawn.

Exercising rider results in:

•

Change to Option 1 death benefit if not already selected.

•

Total Selected Face Amount equals Minimum Death Benefit.

•

Loaned Account Value earns interest at loan interest rate.

•

Non-loaned Account Value held in GPA and accrues interest at not less than minimum GPA rate.

•

All other riders terminate.

•

No additional premiums allowed.

•

No further policy loans or repayments.

•

No further policy changes, transfers, and withdrawals allowed.

•

Death benefit adjusted and may be reduced to Minimum Death Benefit.

Waiver of Monthly Charges Rider(1)	Waives monthly charges (other than mortality and expense risk charges) while Insured is totally and continuously disabled (as defined in rider).	Optional	• Evidence of insurability required to add rider. • Rider benefit ends day before Insured’s Attained Age 65, if Total Disability began when Insured was Attained Age 60 or older.
Supplemental Monthly Term Insurance Rider(1)	Provides monthly term insurance on the life of the Insured. The Term Rider Selected Face Amount supplements the Base Selected Face Amount.	Optional
•

The Base Selected Face Amount must be at least $50,000.

•

Term Rider Selected Face Amount may not exceed ten times the Base Selected Face Amount.

•

Requesting increase in Term Rider Selected Face Amount may require additional evidence of insurability.

Cash Surrender Value Enhancement Rider

Provides for the payment of an increased Cash Surrender Value when there is a complete surrender of the policy. The additional Surrender Value equals a partial return of charges assessed on the policy.

Optional
•

Must be selected at issue.

•

Enhanced payment not available on surrender during Free Look period or on surrender that qualifies as Section 1035 exchange.

•

Percentage used in enhanced payment calculation generally declines after first Policy Year and declines to zero at the beginning of the ninth Policy Year.

•

Electing the Supplemental Monthly Term Insurance Rider will reduce the enhanced payment under the rider.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Automated Account Re-balancing Program	Automatically rebalances Separate Account Divisions and GPA to maintain specified percent allocation of Account Value.	Optional
•

Can change allocation percentages only once each Policy Year.

•

Cannot use with Automated Account Transfer Program.

•

Allocations to the GPA may only be reduced by up to 25% of the non-loaned portion of the GPA once each Policy Year.

Automated Account Value Transfer Program	Automatically transfers a specific amount of Account Value from a single Separate Account Division to other Divisions or the GPA monthly.	Optional	• Cannot use with the Automated Account Re-balancing Program.
(1)	Not available to policies issued on or before December 31, 2019.

Overloan Protection Rider

This rider may prevent the policy from lapsing due to Policy Debt by providing a guaranteed paid-up insurance benefit upon exercise of this rider, subject to certain conditions being met. This rider is designed to enable the Policy Owner with a substantially depleted Surrender Value, due to Policy Debt, to potentially avoid the negative tax consequences associated with the lapsing of the policy.

Note: The Internal Revenue Service (IRS) has not issued guidance on the tax consequences of exercising the Overloan Protection Rider. It is possible that the IRS could assert that the Policy Debt should be treated as a distribution, in whole or in part, when this rider is invoked. Consult with a tax adviser regarding the risks associated with invoking this rider.

This rider is included automatically with the policy on the Issue Date if the policy was issued using the Guideline Premium Test under Section 7702 of the IRC. The rider cannot be elected after the policy Issue Date or if the policy was issued using the Cash Value Accumulation Test under Section 7702 of the IRC.

In the event that the policy non-loaned Account Value is insufficient to cover the policy’s monthly charges, this rider provides a paid-up life insurance benefit. A Written Request to exercise the rider must be sent to our Administrative Office in Good Order. There is a one-time charge to exercise this rider. The charge is equal to the Account Value multiplied by a percentage which varies by the Insured’s Attained Age at the time the rider is exercised. The percentages are shown below. The rider will be effective (Rider Effective Date) on the next Monthly Calculation Date after:

(1) we have received the Policy Owner’s Written Request in Good Order to exercise the rider; and

(2) all other conditions for exercising the rider have been met.

Once the rider has been exercised, the Death Benefit Option will be changed to Option 1 (if the Death Benefit Option is not already Death Benefit Option 1) and the Total Selected Face Amount will be reduced to equal the Minimum Death Benefit after the rider charge is taken.

The rider cannot be exercised unless the policy meets all of the following requirements:

•	The policy is In Force and has reached the 15th Policy Anniversary date;

•	The Insured is at least Attained Age 75;

•	The Account Value of the policy must be at least $100,000;

•	The non-loaned Account Value is sufficient to pay the Rider Charge (described below);

•	The policy is issued under the federal Guideline Premium Test under Section 7702 of the Internal Revenue Code, as amended;

•	The policy is not, and exercise of this rider will not cause the policy to become, a ‘‘modified endowment contract’’ under the Internal Revenue Code;

•	The Policy Debt exceeds a specified percentage of the Account Value after deduction of the rider charge. This percentage is called the ‘‘Overloan Rider Trigger’’ and varies by the Attained Age of the Insured. The Overloan Rider Trigger Point
Percentages are shown on the table attached to the rider; and

•	All amounts that may be withdrawn from the policy without the imposition of federal income tax must be taken as partial surrenders prior to exercise of the rider.

The first time the requirements to exercise this rider are met, we will notify the Policy Owner.

Exercising this rider will affect the policy and any other policy riders as follows:

•	Interest will continue to accrue on the Policy Debt at the applicable loan interest rate;

•	The loaned Account Value in the GPA will earn interest at the same rate as the loan interest rate;

•	Any remaining non-loaned Account Value will be held in the GPA and will continue to accrue interest at not less than this policy’s guaranteed minimum interest rate for the GPA;

•	All other riders, including without limitation any Term Rider, Waiver of Monthly Charges Rider or Cash Surrender Value Enhancement Rider will be terminated;

•	No further monthly charges or additional charges will be taken from the Account Value;

•	No further policy loans may be taken;

•	No further policy changes, account transfers or partial surrenders will be allowed;

•	No further premium payments or loan repayments will be allowed;

•	The amount of the death benefit will be the maximum of (A) and (B) where:

(A)	is the Base Selected Face Amount; and

(B)	is the Minimum Death Benefit, calculated as of the date of the Insured’s death.

•	The policy will be placed in paid-up status; and

•	The Policy Owner will be notified of the changes to the policy.

The Overloan Protection Rider Trigger Point Percentages and Rider Charge Percentages vary by the Insured’s Attained Age.

Attained Age	Rider Charge Percentage	Trigger Point Percentage
18–74	N/A	N/A
75	3.71%	96.00%
76	3.57%	96.00%
77	3.45%	96.00%
78	3.31%	96.00%
79	3.33%	96.00%
80	3.19%	96.00%
81	3.13%	96.00%
82	2.99%	97.00%
83	2.87%	97.00%
84	2.73%	97.00%
85	2.61%	97.00%
86	2.47%	97.00%
87	2.33%	97.00%
88	2.17%	97.00%
89	1.95%	98.00%
90	1.71%	98.00%

Attained Age	Rider Charge Percentage	Trigger Point Percentage
91	1.54%	98.00%
92	1.36%	98.00%
93	1.19%	98.00%
94	1.02%	98.00%
95+	N/A	N/A

This rider may only be added at the time of policy issue.

This rider will terminate on the earliest of:

•	the date we receive a Written Request in Good Order from the Policy Owner to terminate the rider;

•	the Paid-up Policy Date; or

•	the date of termination of the policy.

An example of the operation of the Overloan Protection Rider, including the Overloan Rider Trigger Point, is set forth in Appendix F.

Waiver of Monthly Charges Rider

Under this rider we will waive the monthly charges deducted from your Account Value (other than the mortality and expense risk charge) if:

•	the Insured becomes totally disabled before the Insured’s Attained Age 65; and

•	such Total Disability continues for six consecutive months.

Total Disability is defined as an incapacity of the Insured that:

•	is caused by sickness or accidental bodily injury; and

•	begins while this policy is In Force; and

•	begins before the Insured’s Attained Age 65; and

•	for the first 24 months of any period of Total Disability, prevents the Insured from performing the substantial and material duties of the Insured’s occupation; and

•	after Total Disability has continued for 24 months, prevents the Insured from performing the substantial and material duties of any occupation which the Insured is qualified to perform.

Benefits payable under this rider end when any of the following occurs:

•	the Insured is no longer totally disabled; or

•	you do not give us the required satisfactory proof of continued Total Disability; or

•	the Insured fails or refuses to have a required examination (A required examination is an assessment conducted at our expense by a physician chosen by us used to determine proof of disability.); or

•	if Total Disability begins before the Insured’s Attained Age 60 and continues to the Insured’s Attained Age 65, benefits under the rider will end when the Insured is no longer totally disabled; or

•	if Total Disability begins after the Insured’s Attained Age 60, benefits under this rider will end on the date the Insured reaches Attained Age 65.

Proof of claim must be received at our Administrative Office while the Insured is living and during the continuance of Total Disability. Also, it must be received within one year after the earlier of:

•	the Insured’s Attained Age 65; or

•	termination of the policy.

However, if it was not reasonably possible to give us notice and/or proof of claim on time, the delay will not reduce the benefit if notice and/or proof are given as soon as reasonably possible.

Until we approve your claim, you are required to pay all premiums necessary to avoid a lapse of this policy. If Total Disability begins during this policy’s Grace Period, any required premiums must be received before we will approve the claims made under this rider.

We will not return any premiums paid; however, we will adjust the Account Value according to the terms of the rider.

There is an additional charge for this rider that varies based on the individual characteristics of the Insured. Please see “Rider Charges” table under the “Fee Tables” section for information about the Waiver of Monthly Charges Rider charge.

If your policy was issued after December 31, 2019, this rider can be added at any time before the Insured reaches Attained Age 65 and may be cancelled by the Policy Owner’s Written Request. Cancellation will take effect on the Monthly Calculation Date that is on, or next follows, the date we receive the Written Request in Good Order at our Administrative Office.

If your policy was issued on or before December 31, 2019, this rider can no longer be added to your policy.

Supplemental Monthly Term Insurance Rider

The Supplemental Monthly Term Insurance Rider (Term Rider) provides you with the option to purchase monthly term insurance on the life of the Insured. The Term Rider Selected Face Amount supplements the Base Selected Face Amount.

If your policy was issued on or before December 31, 2019, you can no longer add the Term Rider to your policy. If your policy was issued after December 31, 2019, you can add the Term Rider at the time of application or at a later time provided that the policy is In Force and the Term Rider is added before the Insured reaches Attained Age 75.

If you add the Term Rider, your Term Rider Selected Face Amount must be at least $50,000.

Before deciding whether to purchase the Term Rider, it is important to know that when the Term Rider is purchased, the compensation received by the registered representative and his or her firm may be less than when compared to purchasing insurance coverage under the base policy only.

You should consider a number of factors when deciding to purchase coverage under the base policy only or to purchase a portion of the coverage under the Term Rider. There can be some important cost differences.

If you compare a policy with the Term Rider to one that provides the same amount of total coverage without the Term Rider, the policy with the Term Rider will, in most cases, have a lower Target Premium and lower premium load charges (assuming the same premium payments are made on both polices).

The following tables shows the estimated Target Premium and estimated premium load charge for a policy with a $1,000,000 Base Selected Face Amount and a policy with a $500,000 Base Selected Face Amount and $500,000 Term Rider Selected Face Amount. Assuming an annual premium payment of $40,490, the estimated premium load charge is less for the policy that has allocated a portion of the coverage to the Term Rider. This is because the Target Premium is calculated based on the coverage provided under the base policy only and does not take into account coverage provided under the Term Rider.

For Policies Issued After August 31, 2020:

	$1,000,000 Base Selected Face Amount	$500,000 Base Selected Face Amount and $500,000 Term Rider Selected Face Amount
Estimated Target Premium(*)	$40,490	$20,245
Estimated Premium Load Charge(*)	$2,652.10	$1,427.27
(*)	Assumes policy issued to a 45 year-old male non-smoker and is funded with a $40,490 annual premium payment

For Policies Issued After December 31, 2019 Up To and Including August 31, 2020:

	$1,000,000 Base Selected Face Amount	$500,000 Base Selected Face Amount and $500,000 Term Rider Selected Face Amount
Estimated Target Premium(*)	$40,490	$20,245
Estimated Premium Load Charge(*)	$2,247.20	$1,589.23
(*)	Assumes policy issued to a 45 year-old male non-smoker and is funded with a $40,490 annual premium payment

For Policies Issued On or Before December 31, 2019:

The following table shows the estimated Target Premium and estimated premium load charge for a policy with a $1,000,000 Base Selected Face Amount and a policy with a $500,000 Base Selected Face Amount and $500,000 Term Rider Selected Face Amount. Assuming an annual premium payment of $47,580, the estimated premium load charge is less for the policy that has allocated a portion of the coverage to the Term Rider. This is because the Target Premium is calculated based on the coverage provided under the base policy only and does not take into account coverage provided under the Term Rider.

	$1,000,000 Base Selected Face Amount	$500,000 Base Selected Face Amount and $500,000 Term Rider Selected Face Amount
Estimated Target Premium(*)	$47,580	$23,790
Estimated Premium Load Charge(*)	$2,640.69	$1,867.52
(*)	Assumes policy issued to a 45 year-old male non-smoker and is funded with a $47,580 annual premium payment

As shown in the charts above, by allocating at least a portion of the coverage to the Term Rider, you can potentially lower the Target Premium and the premium load charges for your policy. Please see “Appendix B – Examples of Premium Load Charge Blending.” As a result of the lower premium load charges, for a given premium level, the amount of the Net Premium available for allocation among the Separate Account Divisions and/or the GPA will be greater. This will generally result in higher Surrender Values as compared to a policy with the same total coverage amount but without the Term Rider.

A registered representative can answer any questions and provide illustrations demonstrating the impact of purchasing coverage under the Term Rider. When deciding whether to purchase coverage under the Term Rider, or how much coverage to purchase under the Term Rider, you may want to consider requesting additional illustrations to see examples of how allocating various amounts of coverage to the Term Rider may potentially impact the overall performance of the policy (in particular, an illustration including the maximum amount of the Term Rider at ten times the Base Selected Face Amount).

The amount of monthly term insurance In Force under the Term Rider is equal to the Term Rider Selected Face Amount reduced (to not less than zero) by the excess, if any, of the policy Minimum Death Benefit over:

•	For Death Benefit Option 1, the Base Selected Face Amount;

•	For Death Benefit Option 2, the Base Selected Face Amount plus the policy’s Account Value; or

•	For Death Benefit Option 3, the greater of: (i) the Base Selected Face Amount, or (ii) the Base Selected Face Amount, plus the sum of all premiums paid (and not refunded), less any withdrawals.

We deduct monthly charges for the Term Rider from the Account Value on each Monthly Calculation Date. We assess monthly charges of two types for this rider:

Rider Face Amount Charge

This charge is based on the initial amount of monthly term insurance.

•	For Policies Issued After December 31, 2019: This charge is guaranteed not to exceed $0.025 per $1,000 of Term Face Amount.

•	For Policies Issued On or Before December 31, 2019: This charge is guaranteed not to exceed $0.05 per $1,000 of Term Selected Face Amount.

Term Rider Cost of Insurance Charge

The amount of this charge is equal to the monthly insurance rate multiplied by each $1,000 of monthly term insurance that requires a charge (calculated as described below). Monthly rates may be changed by us from time to time. However, the rates for the Term Rider will never be more than the maximum rates shown in the policy specifications.

•	For Policies Issued After December 31, 2019: These rates are calculated using 125% of the 2017 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex may be required in some states), the non-smoker or smoker table, and age of the Insured on his/her last birthday.

•	For Policies Issued On or Before December 31, 2019: These rates are calculated using the 2001 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), the non-smoker or smoker table, and age of the Insured on his/her last birthday.

We have the right to charge less than the maximum charges shown in the “Rider Charges” tables. This charge may be based on our expectations of future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes and future profits. We may set different monthly cost of insurance rates for the Base Selected Face Amount and the Term Rider Selected Face Amount. For policies issued after August 31, 2020, the current rates for the Term Rider will be equal to or lower than the rates for the base policy in all years. For policies issued on or before August 31, 2020, the current rates for the Term Rider are higher than the rates for coverage under the base policy after the 30th Policy Year.

The amount of monthly term insurance that requires a charge is computed as of the date the charge is due. The amount is determined by calculating the amount of monthly term insurance in the manner described above. We then divide this amount by an amount equal to 1 plus the monthly equivalent of the minimum annual interest rate for the GPA (1%). The result is the amount of monthly term insurance that requires a charge. Please see “Appendix E –  Example of Amount of Monthly Term Insurance and Term Cost of Insurance Charge Calculation” for an example of each of these calculations.

You may increase the Term Rider Selected Face Amount by submitting a Written Request in Good Order to us. We will require satisfactory evidence of insurability for your requested increase. The Term Rider Selected Face Amount cannot exceed ten times the Base Selected Face Amount. You may also decrease the Term Rider Selected Face Amount by submitting a Written Request in Good Order to us.

Upon withdrawal of the policy’s Account Value, we may decrease the Term Rider Selected Face Amount in addition to the Base Selected Face Amount to prevent an increase in Insurance Risk. If a decrease is required, the Term Rider Selected Face Amount will be decreased first.

The Term Rider will terminate on the earliest of:

•	the date of termination of the policy; or

•	the end of the Grace Period, if any premium due to cover the monthly charges remains unpaid; or

•	the Monthly Calculation Date on or next following the date we receive a Written Request in Good Order from the Policy Owner to terminate the Term Rider; or

•	the date an Overloan Protection Rider (if applicable) is activated on the policy; or

•	the Paid-up Policy Date; or

•	the date the Insured reaches Attained Age 95; or

•	the death of the Insured.

Cash Surrender Value Enhancement Rider

The Cash Surrender Value Enhancement Rider provides for the payment of an increased Cash Surrender Value when there is a complete surrender of the policy (Enhancement Benefit). The Enhancement Benefit is essentially a partial return of policy charges assessed. In most instances, the Enhancement Benefit will not exceed the sum of all charges assessed on the policy.

The rider can only be added at the time of policy issue.

The Enhancement Benefit, if any, is not available upon a surrender during the Free Look period, nor is it available upon a surrender that qualifies as a Section 1035 exchange. In addition, it is important to note that while a Policy Owner can take a withdrawal or a loan while the rider is In Force, the maximum policy loan amount and maximum withdrawal amount available under the policy are not increased by the Enhancement Benefit.

The duration and amounts of the Enhancement Benefit are set forth in ‘‘Appendix D – Factors Used in Calculating the Cash Surrender Value Enhancement Benefit.’’ Currently, the Enhancement Benefit is available upon full surrender of the policy during the first nine Policy Years.

The Enhancement Benefit is calculated monthly and is equal to (a) the applicable Enhancement Percentage multiplied by (c) an amount equal to:

•	the sum of all premiums paid; less

•	the sum of all withdrawals; and less

•	any Policy Debt.

The percentages used in the Enhancement Benefit calculation generally decline after the first Policy Year. The Enhancement Benefit decreases to zero at the beginning of the ninth Policy Year. See ‘‘Appendix D – Factors Used in Calculating the Cash Surrender Value Enhancement Benefit.’’

If the Supplemental Monthly Term Insurance Rider is In Force, the Enhancement Benefit is reduced because of the lower premium load charges associated with the Term Rider. Please see ‘‘Appendix D – Factors Used in Calculating the Cash Surrender Value Enhancement Benefit.’’

The Enhancement Benefit is paid from our General Investment Account at the time the policy is completely surrendered. As a General Investment Account obligation, the Enhancement Benefit is not part of the Separate Account and is an obligation of MassMutual. This means the Enhancement Benefit, including the Policy Owner’s right to receive payment, is subject to MassMutual’s claims paying ability.

There is a charge for this rider that is applied against each premium payment made in Policy Years one through seven. This charge is equal to (A) plus (B) times the premium payment at that time, where:

(A)	equals the Initial Base Selected Face Amount allocation (as a percentage of the initial Total Selected Face Amount) multiplied by the applicable Base Selected Face Amount Percentage Charge shown in the policy specifications pages; and

(B)	equals the initial Term Rider Selected Face Amount allocation (as a percentage of the initial Total Selected Face Amount) multiplied by the applicable Term Rider Selected Face Amount Percentage Charge shown in the policy specifications pages.

For purposes of this calculation, the Total Selected Face Amount is equal to the sum of the Base Selected Face Amount and the Term Rider Selected Face Amount. Please see ‘‘Appendix D – Example of Cash Surrender Value Enhancement Rider Charge Calculation’’ for an example of the calculation of the Cash Surrender Value Enhancement Rider charge.

The rider will terminate upon the earliest of:

•	the end of the 11th Policy Year;

•	the lapse, exchange or termination of the policy;

•	the absolute assignment of the policy (except in California);

•	the death of the Insured; or

•	the receipt of a Written Request in Good Order from the Policy Owner to terminate this rider.

Once terminated, the rider cannot be reinstated.

Accessing the Money in Your Policy

Withdrawals

After the first Policy Year, you can withdraw value from your policy. You must send a Written Request in Good Order on our administrative form to our Administrative Office.

•	Minimum withdrawal amount: $100 (before deducting the withdrawal charge).

•	Maximum withdrawal amount. This amount is equal to:

○	90% of the Account Value; less

○	any outstanding Policy Debt; less

○	an amount equal to (i) the most recent monthly charges multiplied by (ii) one plus the number of Monthly Calculation Dates remaining until the next Policy Anniversary date.

Example:

Your policy has $2,000 of Account Value, $500 of Policy Debt and your most recent monthly charge was $100. Assume there are two Monthly Calculation Dates left until the next Policy Anniversary date. Your maximum withdrawal amount will be $1,000 ((90% x $2,000) – $500 – (3 x $100)).

You must specify in your request the investment options from which you want the withdrawal made and the dollar amount you want withdrawn from each. If you do not specify, the withdrawal will be deducted in proportion to the values in each Separate Account Division and the non-loaned portion of the GPA. The withdrawal amount from each Separate Account Division and the GPA may not exceed the non-loaned Account Value allocated to each as of the date of the withdrawal.

We deduct a withdrawal charge of 2% of the amount you withdraw. This charge will not exceed $25.00. We will reduce your Account Value by the amount of the withdrawal, including the withdrawal charge.

If necessary, we will reduce your Base Selected Face Amount upon withdrawal to prevent an increase in the Insurance Risk, unless you provide us with satisfactory evidence of insurability.

Withdrawals may have adverse tax consequences. These tax consequences are discussed in the ‘‘Federal Income Tax Considerations’’ section.

Withdrawal requests will be effective on the Valuation Date we receive the Written Request in Good Order at our Administrative Office. Withdrawal requests determined to be in Good Order on a non-Valuation Date or after the end of a Valuation Date will be effective as of the next Valuation Date. We will pay any withdrawal amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are required to suspend or postpone withdrawal payments. Please see ‘‘Other Policy Rights and Limitations’’ in the ‘‘Other Information’’ section.

Surrenders

You may surrender your policy for its Surrender Value at any time while the policy is In Force and the Insured is alive. The Surrender Value is equal to:

•	the Account Value; less

•	any outstanding Policy Debt.

There is no surrender charge.

The surrender will be effective on the Valuation Date we receive all required, fully completed forms in Good Order at our Administrative Office, unless you select a later effective date. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If, however, we receive your surrender request in Good Order on a date that is not a Valuation Date or after the end of a Valuation Date, then your surrender will be effective on the next Valuation Date.

We will normally pay any surrender amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are required to suspend or postpone surrender payments. Please see ‘‘Other Policy Rights and Limitations’’ in the ‘‘Other Information’’ section for additional information.

The policy terminates as of the effective date of the surrender and cannot be reinstated. Surrenders may have adverse tax consequences. These tax consequences are discussed in the ‘‘Federal Income Tax Considerations’’ section. It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

Loans

You may take a loan from the policy at any time while the Insured is living. We charge interest on policy loans and the interest may be added to the policy loan. We refer to all outstanding loans plus accrued interest as policy debt (Policy Debt).

You may repay all or part of your Policy Debt, but you are not required to do so. We will deduct any outstanding Policy Debt from the proceeds payable at death or the surrender of the policy.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;

•	it will have a permanent effect on your policy’s Surrender Value;

•	it may increase the amount of premium needed to keep the policy In Force;

•	it will reduce the death proceeds if the loan is not repaid prior to death; and

•	it has potential adverse tax consequences.

These tax consequences are discussed in the ‘‘Federal Income Tax Considerations’’ section.

Requesting a Loan

To take a loan, you must send a Written Request in Good Order on our administrative form to our Administrative Office. You must assign the policy to us as collateral for the loan.

Once we have processed the loan request and deducted the proportionate amounts from the Separate Account Divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a Written Request in Good Order to our Administrative Office to repay the loan amount. The loan repayment will be effective on the Valuation Date the Written Request is received in Good Order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed.

Maximum Loan Amount

The maximum loan amount allowed at any time is equal to:

(1)	100% of your Account Value at the time of the loan; less

(2)	any outstanding Policy Debt; less

(3)	an amount equal to three times the most recent monthly charges.

Payment of Proceeds

Loans will be effective on the Valuation Date we receive your Written Request and all other required documents in Good Order at our Administrative Office. If, however, we receive your Written Request on a date that is not a Valuation Date or after the end of a Valuation Date, then your loan request will be effective on the next Valuation Date.

On the effective date of the loan, we deduct your requested loan amount from the Separate Account Divisions and the GPA in proportion to the non-loaned Account Value of each. We liquidate Accumulation Units in the Separate Account Divisions and transfer the resulting dollar amounts to the GPA. These dollar amounts become part of the loaned portion of the GPA. You may not borrow from the loaned portion of the GPA.

We will normally pay any loan amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are entitled to delay payment of the loan amount pursuant to applicable law. Please see ‘‘Other Policy Rights and Limitations’’ in the ‘‘Other Information’’ section for additional information.

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loaned portion of the GPA. This amount earns interest at a rate equal to the greater of:

•	1%; or

•	the policy loan interest rate less the loan interest rate expense charge.

The current loan interest rate expense charge varies by Policy Year as follows:

•	Policy Years 1 through 10: 1.00%

•	Policy Years 11 and thereafter: 0.0%

This charge will not exceed 3.00%.

Loan Interest Rate

We charge a fixed interest rate of 6% on any loan.

Interest on policy loans accrues daily and becomes part of the Policy Debt. Loan interest will accrue even if the loan check is not cashed. Interest is due on each Policy Anniversary date. If you do not pay the interest when it is due, we will add the interest to the loan, and it will bear interest at the same rate payable on the loan. We treat any interest capitalized on a Policy Anniversary the same as a new loan. We will deduct this capitalized interest from the Separate Account Divisions and the GPA in proportion to the non-loaned Account Value in each.

Effects of a Loan on the Values of the Policy

A policy loan negatively affects policy values because we reduce the death benefit and Surrender Value by the amount of the Policy Debt.

Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s Surrender Value because, as long as a loan is outstanding, a portion of the Account Value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your Surrender Value will be.

In addition, if you do not repay a loan, your outstanding Policy Debt will reduce the death benefit and Surrender Value that might otherwise be payable.

Whenever you reach your ‘‘Policy Debt Limit,’’ your policy is at risk of terminating. Your Policy Debt Limit is reached when total Policy Debt exceeds the Account Value. If this happens, we will notify you in writing. ‘‘Policy Termination’’ in the ‘‘Policy Termination and Reinstatement’’ sub-section in the ‘‘Policy Value’’ section explains more completely what will happen if your policy is at risk of terminating. Please note that Policy Termination with an outstanding loan also can result in adverse tax consequences. Please see the ‘‘Federal Income Tax Considerations’’ section.

Repayment of Loans

You may repay all or part of any Policy Debt at any time while the Insured is living and while the policy is In Force.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the Valuation Date they are received in Good Order at our Administrative Office. If, however, we receive your loan repayment in Good Order on a date that is not a Valuation Date or after the end of a Valuation Date, then your loan repayment will be effective on the next Valuation Date.

Loan repayments will be first applied to pay accrued interest until exhausted and any remainder will be applied to reduce the remaining loan amount. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of any applicable charges. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.

Upon repayment, we will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Separate Account Division(s). We will transfer the repayment in accordance with the Net Premium allocation in effect at the time of repayment. If you do not repay the loan, we deduct the loan amount due from the Surrender Value or death benefit.

Policy Termination and Reinstatement

The policy will terminate upon the occurrence of any of the following events:

•	the Insured dies;

•	the policy has been fully surrendered for its Surrender Value;

•	the Policy Debt Limit is reached; or

•	the Grace Period ends, and we have not received the amount of premium necessary to keep the policy In Force.

The policy will not terminate simply because you do not make Planned Annual Premium payments. In addition, making Planned Annual Premium payments will not guarantee that the policy will remain In Force (for example, if the investment experience of the Funds has been unfavorable, your Surrender Value may decrease even if you make periodic premium payments). If the policy does terminate, you may be permitted to reinstate it.

Policy Termination could have adverse tax consequences for you. If the policy is reinstated, any adverse tax consequences that resulted due to the Policy Termination cannot be reversed. To avoid Policy Termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy In Force. For more information on the effect of Policy Termination, please see the ‘‘Federal Income Tax Considerations’’ section.

Policy Termination

We will not terminate your policy for failure to pay premiums. However, if on a Monthly Calculation Date, the Surrender Value is insufficient to cover the total monthly charges, your policy will then enter a Grace Period.

Grace Period

Before your policy terminates, we allow a Grace Period during which you must pay the amount of premium needed to avoid Policy Termination. We will mail to you and any assignee a notice informing you and any assignee of the start of the Grace Period and the amount of premium needed to avoid termination of the policy.

The Grace Period begins on the date the monthly charges are due. It ends on the later of:

•	61 calendar days after the date the Grace Period begins, or

•	31 calendar days after the date we mail you and any assignee shown in our records written notice at their last known address.

For policies issued in the District of Columbia, the Grace Period ends 61 calendar days after the date we mail you and any assignee shown in our records written notice at their last known address.

During the Grace Period, the policy will stay In Force; however, policy transactions cannot be processed. If the Insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.

If we do not receive the required payment by the end of the Grace Period, the policy will terminate without value.

Reinstating Your Policy

For a period of three years (or longer if required by state law) after termination of the policy, you may be able to reinstate the policy during the Insured’s lifetime. We will not reinstate the policy if it has been surrendered for its Surrender Value.

Before we reinstate the policy, we must receive:

•	A completed application to reinstate on our administrative form;

•	A premium payment that will produce an Account Value equal to three times the total monthly charges for the policy on the Monthly Calculation Date on or next following the date of reinstatement;

•	Evidence of insurability satisfactory to us; and

•	If applicable, a signed acknowledgement that the policy will become a MEC.

Policy After You Reinstate

If you reinstate your policy, your Base Selected Face Amount will be the same as if the policy had not terminated. The policy will be reinstated on the Valuation Date that is on or next follows the later of (i) the date we approve your application; and (ii) the date we receive the premium required to reinstate the policy. We will assess monthly charges due to us upon reinstatement of the policy as of the reinstatement date. Your Account Value at reinstatement will be the premium paid at the time, reduced by any applicable premium load charges and any monthly charges then due. We do not reinstate Policy Debt.

If you reinstate your policy, it may become a MEC under current federal law. Please consult your tax adviser. More information on MECs is included in the ‘‘Federal Income Tax Considerations’’ section.

Reinstatement will not reverse any adverse tax consequences caused by Policy Termination unless reinstatement occurs within 90 calendar days of the end of the Grace Period. In no situation, however, can adverse tax consequences resulting from lapse with Policy Debt be reversed.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to ensure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the policy value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

The following information applies only to a policy that is not a MEC under federal tax law. Please see ‘‘Modified Endowment Contracts’’ later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued; and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net Surrender Value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the Account Value, reduced by any surrender charges, but not reduced by any outstanding Policy Debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how Policy Termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your Account Value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding Policy Debt of $14,000, you would receive a payment equal to the net Surrender Value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 Account Value minus $10,000 cost basis).

The potential that Policy Debt will cause taxable income from Policy Termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:

•	amount of outstanding Policy Debt at or near the maximum loan value;

•	unfavorable investment results affecting your policy Account Value;

•	increasing monthly policy charge rates due to increasing Attained Ages of the Insureds;

•	high or increasing amount of Insurance Risk, depending on death benefit option and changing Account Value; and

•	increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the Policy Debt Limit is reached. If, using the previous example, the Account Value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the Policy Debt Limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 Account Value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding Policy Debt to reach the Policy Debt Limit.

To avoid Policy Terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy In Force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your registered representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the policy will be treated as Policy Debt of the Policy Owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for ‘‘trade or business’’ or ‘‘investment’’ purposes, provided that you meet certain narrow criteria.

If the Policy Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds.

Investor Control and Diversification

There are a number of tax benefits associated with variable life insurance policies. Gains on the Net Investment Experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among Separate Account Divisions also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the Policy Owner, has control of the investments underlying the various Separate Account Divisions for the policy to qualify as life insurance.

You may make transfers among Separate Account Divisions, but you may not direct the investments each Separate Account Division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a Policy Owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest Account Values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already In Force.

Consequently, we reserve the right to further limit Net Premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

In addition, the IRC requires that the investments of the Separate Account Divisions be ‘‘adequately diversified’’ in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account Divisions, through their underlying investment Funds, will satisfy these diversification requirements.

Modified Endowment Contracts

If a policy is a Modified Endowment Contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the Account Value (both loaned and non-loaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the Account Value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it may also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Policy Owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59½; or

•	made because the taxpayer became disabled; or

•	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

(1)	the accumulated amount paid under the policy at any time during the first seven contract years exceeds

(2)	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy will always be treated as a MEC if it is issued as part of an IRC Section 1035 tax-free exchange from a life insurance policy that was already a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior Policy Year, the policy will be treated as a MEC beginning in the Policy Year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.

We will retest whenever there is a “material change” to the policy while it is In Force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same Policy Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Other Tax Considerations

A change of the Policy Owner or an Insured, or an exchange or assignment of the policy, may cause the Policy Owner to recognize taxable income.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not currently significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Policy Owner or beneficiary.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.

Employer-Owned Policies

The IRC contains certain notice and consent requirements for ‘‘employer-owned life insurance’’ policies. The IRC defines ‘‘employer-owned life insurance’’ as a life insurance contract:

•	that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);

•	insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and

•	under which the policyholder is directly or indirectly a beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:

(1)	the employer intends to insure the employee’s life;

(2)	the maximum Base Selected Face Amount for which the employee could be insured at the time the contract was issued; and

(3)	the employer will be the beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

(1)	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);

(2)	The Insured was an employee at any time during the 12-month period before his or her death;

(3)	The proceeds are paid to a member of the Insured’s family, an individual who is the designated beneficiary of the Insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the Insured’s estate; or

(4)	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The Internal Revenue Service and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Tax Shelter Regulations

Prospective Policy Owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

Generation Skipping Transfer Tax Withholding

Under certain circumstances, the IRC may impose a ‘‘generation skipping transfer tax’’ when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies.

In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:

•	proof of residency (in accordance with IRS requirements); and

•	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.

Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the Insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. Under the Tax Cuts and Jobs Act of 2017, these sales may qualify as reportable sales and require the purchaser and the contract issuer to report the sale to the seller and the IRS. Previously the IRS had taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charge incurred prior to the sale. The Tax Cuts and Jobs Act of 2017 provides that for reportable sales that take place after August 25, 2009, no reduction in the cost basis for the cost of insurance incurred is required.

Medicare Hospital Insurance Tax

A Medicare Hospital Insurance Tax (known as the ‘‘Unearned Income Medicare Contribution’’) applies to all or part of a taxpayer’s ‘‘net investment income,’’ at a rate of 3.8%, when certain income thresholds are met. ‘‘Net investment income’’ is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property.

Under final regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.

Other Information

Other Policy Rights and Limitations

Right to Substitute Insured

You may transfer the policy to the life of a substitute Insured subject to certain restrictions. You must request this transfer in writing. The substitution of an Insured may affect the Account Value. Future charges against the policy will be based on the life of the substitute Insured.

The effective date of the transfer is the Policy Anniversary date which is on, or next follows, the later of:

•	the date we approve the application for transfer; and

•	the date any required cost to transfer is paid.

The costs to transfer are:

•	an administrative fee of $75, plus

•	any premium necessary to effect the transfer, plus

•	any excess Policy Debt you have not repaid prior to transfer.

Excess Policy Debt is the amount by which Policy Debt exceeds the maximum loan available after transfer. You must pay any such excess on or before the transfer date.

The incontestability and suicide exclusion periods, as they apply to the substitute Insured, run from the transfer date. Any assignments will continue to apply.

The IRS has ruled that a substitution of Insureds is an exchange of contracts which does not qualify for the tax deferral available under IRS Code Section 1035. Therefore, you must include in current gross income all the previously unrecognized gain in the policy upon a substitution of Insureds.

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. In certain states, you cannot assign the policy without our approval. We will refuse or accept any request to assign the policy on a non-discriminatory basis. Please refer to your policy. For any assignment we allow to be binding on us, we must receive, in Good Order, written notice of the assignment and a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a Policy Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any surrenders, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate used for interest on death proceeds.

Delay of Payment of Proceeds from the Separate Account

We may suspend or postpone transfers from the Separate Account Divisions, or delay payment of any surrenders, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:

•	it is not reasonably practicable to determine the amount because the NYSE closed (other than customary weekend and holiday closings);

•	trading is restricted by the SEC;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	the SEC, by order, permits us to delay payment in order to protect our Policy Owners.

If, pursuant to SEC rules, a money market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the Fund is liquidated.

Distribution

The policies are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MML Distributors receive compensation for their actions as principal underwriters of the policies.

Commissions

Commissions are paid to MMLIS and all broker-dealers who sell the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker dealers.

Commissions are a percentage of premiums paid under the policies. Commissions will not exceed 30% of premiums.

Service Fees

We may enter into agreements with service entities, which may be affiliates of broker-dealers, under which those service entities may receive service fees and/or additional compensation. These payments will not exceed 0.10% of the policy’s average annual Account Value.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Payments to Certain Broker-Dealers

In addition to the commissions described above, we may make cash payments to certain broker-dealers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The broker-dealers may use these payments for any reason, including helping offset the costs of the conference or educational seminar. We may also make cash payments to broker-dealers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of support being provided. These payments are not made in connection with the sale of specific policies. These additional payments are not offered to all broker-dealers and the terms of these arrangements may differ. Any such payments will be paid by MML Distributors or us out of our or MML Distributors’ assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such payments and may influence the way that a broker-dealer markets the policy.

Compensation in General

The compensation arrangements described in the paragraphs above may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain Funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Computer System, Cybersecurity, and Service Disruption Risks

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).

Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of contract-related transactions (including the processing of orders from Policy Owners and orders with the Funds) and the Company’s ability to administer this contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.

For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the  SAI.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Policy Owners, Insureds, Beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.

Financial Statements

We encourage both existing and prospective Policy Owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request the  SAI by contacting our Administrative Office.

Appendix A

Funds Available Under the Policy

The following is a list of Funds available under the policy. The list of Funds is subject to change, as discussed in the prospectus for the policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.MassMutual.com/Electrum. You can also request this information at no cost by calling (800) 665-2654 or sending an email request to BOLICOLIService@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Asset Allocation	Fidelity® VIP Freedom 2020 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.54%	13.18%	4.73%	7.27%
Asset Allocation	Fidelity® VIP Freedom 2025 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.56%	15.33%	6.13%	8.77%
Asset Allocation	Fidelity® VIP Freedom 2030 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.59%	18.66%	8.89%	10.76%
Asset Allocation	Fidelity® VIP Freedom 2035 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.63%	16.58%	7.44%	9.89%
Asset Allocation	Fidelity® VIP Freedom 2040 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.67%	19.68%	9.33%	10.98%
Asset Allocation	Fidelity® VIP Freedom 2045 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.70%	19.73%	9.33%	10.98%
Asset Allocation	Fidelity® VIP Freedom 2050 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.70%	19.68%	9.33%	10.98%
Asset Allocation	Fidelity® VIP Freedom 2055 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.70%	19.71%	9.33%	—
Asset Allocation	Fidelity® VIP Freedom 2060 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.70%	19.75%	9.33%	—
Asset Allocation	Fidelity® VIP Freedom Retirement PortfolioSM (Service Class)(1)(2) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.46%	9.56%	2.25%	4.34%
Asset Allocation	MML VIP Aggressive Allocation Fund (Initial Class)(1)(3) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.98%	14.17%	8.36%	9.53%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Asset Allocation	MML VIP American Funds 65/35 Allocation Fund (Service Class I)(1)(4) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	14.54%	7.37%	8.39%
Asset Allocation	MML VIP Balanced Allocation Fund (Initial Class)(1)(5) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.86%	11.10%	4.76%	6.33%
Asset Allocation	MML VIP Conservative Allocation Fund (Initial Class)(1)(6) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.83%	10.29%	3.98%	5.59%
Asset Allocation	MML VIP Growth Allocation Fund (Initial Class)(1)(7) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.90%	12.99%	7.08%	8.38%
Asset Allocation	MML VIP Moderate Allocation Fund (Initial Class)(1)(8) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.87%	11.83%	5.72%	7.08%
Money Market	MML VIP Barings U.S. Government Money Market Fund (Initial Class)(9)(10) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	3.80%	2.87%	1.80%
Fixed Income	BlackRock High Yield V.I. Fund (Class I) Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.54% (*)	9.22%	4.81%	6.32%
Fixed Income	BlackRock Total Return V.I. Fund (Class I) Adviser: BlackRock Advisors, LLC Sub-Advisers: BlackRock International Limited and BlackRock (Singapore) Limited	0.43% (*)	8.02%	–0.36%	2.18%
Fixed Income	Eaton Vance VT Floating-Rate Income Fund (ADV Class) Adviser: Eaton Vance Management Sub-Adviser: N/A	0.94%	4.35%	4.91%	4.70%
Fixed Income	Fidelity® VIP Bond Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited	0.39%	6.76%	–0.81%	—
Fixed Income	Franklin Strategic Income VIP Fund (Class 2) Adviser: Franklin Advisers, Inc. Sub-Adviser: N/A	1.07% (*)	7.24%	1.92%	3.10%
Fixed Income	Goldman Sachs Core Fixed Income Fund (Service) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.67% (*)	7.32%	–0.81%	1.87%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.95% (*)	12.98%	1.65%	3.01%
Fixed Income	LVIP American Century Inflation Protection Fund (Service Class) Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.72% (*)	6.33%	0.62%	2.61%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Fixed Income	MFS® Government Securities Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.56% (*)	6.99%	–0.68%	1.29%
Fixed Income	MML VIP Barings Core Bond Fund (Initial Class)(11) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.45%	7.85%	0.48%	2.64%
Fixed Income	MML VIP Barings Inflation-Protected and Income Fund (Initial Class)(12) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.65%	5.89%	1.12%	3.15%
Fixed Income	MML VIP Barings Short-Duration Bond Fund (Class II)(13) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.59%	5.96%	2.56%	2.57%
Fixed Income	MML VIP Fidelity Institutional AM® Core Plus Bond Fund (Class II)(14) Adviser: MML Investment Advisers, LLC Sub-Adviser: FIAM LLC	0.61%	7.41%	–0.83%	1.83%
Fixed Income	PIMCO Emerging Markets Bond Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.27%	14.92%	2.35%	4.97%
Fixed Income	PIMCO Global Bond Opportunities Portfolio (Unhedged) (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.15%	12.78%	0.15%	2.46%
Fixed Income	PIMCO High Yield Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.81%	8.99%	3.99%	5.58%
Fixed Income	PIMCO Long-Term U.S. Government Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	2.48%	6.32%	–6.79%	0.03%
Fixed Income	PIMCO Real Return Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.39%	7.87%	1.22%	3.22%
Fixed Income	PIMCO Total Return Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.73%	8.92%	0.02%	2.36%
Fixed Income	T. Rowe Price Limited-Term Bond Portfolio Adviser: T. Rowe Price Associates, Inc. Sub-Advisers: T. Rowe Price Hong Kong Limited and T. Rowe Price International Ltd.	0.50% (*)	5.73%	2.17%	2.35%
Fixed Income	Templeton Global Bond VIP Fund (Class 1) Adviser: Franklin Advisers, Inc. Sub-Adviser: N/A	0.50% (*)	16.09%	–0.69%	0.11%
Balanced	MML VIP BlackRock® Balanced Fund (Initial Class)(1)(15) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.51%	12.84%	7.86%	9.21%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Large Cap Value	BlackRock Basic Value V.I. Fund (Class I) Adviser: BlackRock Advisors, LLC Sub-Adviser: N/A	0.74% (*)	24.38%	13.12%	10.84%
Large Cap Value	Invesco V.I. Comstock Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.75%	17.44%	15.43%	11.95%
Large Cap Value	MFS® Value Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.69% (*)	13.01%	9.95%	10.05%
Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.72%	13.34%	12.35%	10.73%
Large Cap Value	MML VIP Franklin Templeton Equity Fund (Initial Class)(16) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.44%	17.49%	13.75%	11.23%
Large Cap Value	MML VIP T. Rowe Price Equity Income Fund (Initial Class)(17) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.79%	14.45%	11.14%	10.52%
Large Cap Blend

Fidelity® VIP Contrafund® Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.54%	21.48%	15.36%	15.77%
Large Cap Blend	Fidelity® VIP Index 500 Portfolio (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.19%	17.66%	14.20%	14.59%
Large Cap Blend	Fidelity® VIP Total Market Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.36%	16.86%	12.86%	—
Large Cap Blend	Invesco V.I. Diversified Dividend Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.68%	15.74%	10.80%	9.20%
Large Cap Blend	LVIP JPMorgan U.S. Equity Fund (Standard Class)(18) Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management Inc.	0.63%	14.54%	13.69%	14.84%
Large Cap Blend	MFS® Blended Research® Core Equity Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.30% (*)	16.10%	15.30%	13.88%
Large Cap Blend	MML Focused Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	0.90%	7.90%	8.75%	12.51%
Large Cap Blend	MML Sustainable Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.56%	11.50%	11.93%	12.98%
Large Cap Blend	MML VIP BlackRock® Equity Index Fund (Service Class I)(19)(20) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Advisors, LLC	0.69%	17.07%	13.63%	14.05%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Large Cap Blend	MML VIP Invesco Main Street Equity Fund (Class II)(21) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.80%	16.15%	12.47%	14.45%
Large Cap Blend	MML VIP JPMorgan U.S. Research Enhanced Equity Fund (Initial Class)(22) Adviser: MML Investment Advisers, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	0.77%	10.59%	7.06%	6.11%
Large Cap Growth

Fidelity® VIP Growth Portfolio (Service Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.65%	14.78%	13.58%	17.33%
Large Cap Growth	Invesco V.I. American Franchise Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.85%	11.66%	10.35%	14.87%
Large Cap Growth	MFS® Growth Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.73% (*)	12.19%	11.10%	15.60%
Large Cap Growth	MML VIP American Funds Growth Fund (Service Class I)(23)(24)(25) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	19.66%	12.89%	17.47%
Large Cap Growth	MML VIP Loomis, Sayles Large Cap Growth Fund (Initial Class)(26) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.70%	15.09%	14.97%	16.34%
Large Cap Growth	MML VIP T. Rowe Price Blue Chip Growth Fund (Initial Class)(27) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.78%	18.41%	11.08%	15.25%
Small/Mid-Cap Value	Franklin Small Cap Value VIP Fund (Class 2) Adviser: Franklin Mutual Advisers, LLC Sub-Adviser: N/A	0.91% (*)	7.65%	8.86%	9.81%
Small/Mid-Cap Value	Goldman Sachs Mid Cap Value Fund (Institutional) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.81% (*)	9.39%	10.06%	10.02%
Small/Mid-Cap Value	MFS® Mid Cap Value Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.79% (*)	5.98%	10.18%	9.95%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	0.82%	2.40%	8.68%	8.70%
Small/Mid-Cap Value	MML VIP American Century Mid Cap Value Fund (Initial Class)(28) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.89%	8.97%	8.80%	9.14%
Small/Mid-Cap Value	MML VIP American Century Small Company Value Fund (Class II)(29) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.99% (*)	–3.39%	5.15%	8.54%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Small/Mid-Cap Value	Nomura VIP Small Cap Value Series (Service Class)(30) Adviser: Delaware Management Company Sub-Adviser: N/A	1.04%	7.83%	8.93%	8.84%
Small/Mid-Cap Blend	BlackRock Small Cap Index V.I. Fund (Class III) Adviser: BlackRock Advisors, LLC Sub-Adviser: N/A	0.47%	12.37%	5.67%	9.17%
Small/Mid-Cap Blend	BNY Mellon MidCap Stock Portfolio (Service Shares) Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.05% (*)	9.81%	9.39%	8.51%
Small/Mid-Cap Blend	Fidelity® VIP Extended Market Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.37%	12.03%	7.75%	—
Small/Mid-Cap Blend	Goldman Sachs Small Cap Equity Insights Fund (Institutional) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.82% (*)	16.14%	10.48%	10.85%
Small/Mid-Cap Blend	Invesco V.I. Small Cap Equity Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.96%	8.05%	7.32%	9.55%
Small/Mid-Cap Blend	Lord Abbett Mid Cap Stock Portfolio (Class VC) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	1.15%	7.05%	10.16%	7.98%
Small/Mid-Cap Blend	MML VIP Invesco Small Cap Equity Fund (Initial Class)(31) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.71%	8.86%	8.38%	10.73%
Small/Mid-Cap Blend	Voya RussellTM Mid Cap Index Portfolio (Class S)(20) Adviser: Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	0.65% (*)	9.92%	8.00%	10.32%
Small/Mid-Cap Blend	Voya RussellTM Small Cap Index Portfolio (Class S)(20) Adviser: Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	0.68% (*)	12.07%	5.45%	9.00%
Small/Mid-Cap Growth	Goldman Sachs Mid Cap Growth Fund (Service) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.98% (*)	7.36%	4.68%	11.59%
Small/Mid-Cap Growth	Lord Abbett Developing Growth Portfolio (Class VC)(20) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	1.04% (*)	14.59%	–1.17%	11.03%
Small/Mid-Cap Growth	LVIP American Century Capital Appreciation Fund (Standard Class II) Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.79% (*)	6.72%	5.16%	11.47%
Small/Mid-Cap Growth	MML VIP Invesco Discovery Mid Cap Fund (Class II)(32) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.85% (*)	—	—	—
Small/Mid-Cap Growth	MML VIP T. Rowe Price Mid Cap Growth Fund (Initial Class)(33) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.82%	4.35%	3.82%	9.94%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Small/Mid-Cap Growth	MML VIP Wellington Small Cap Growth Equity Fund (Initial Class)(34) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.05% (*)	7.34%	2.67%	10.59%
International/Global	Fidelity® VIP International Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.41%	32.82%	7.76%	—
International/Global

Fidelity® VIP Overseas Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK) Limited, and FIL Investments (Japan) Limited

		0.72%	20.39%	6.62%	7.93%
International/Global	Franklin Mutual Global Discovery VIP Fund (Class 2) Adviser: Franklin Mutual Advisers, LLC Sub-Adviser: N/A	1.16%	23.34%	12.00%	8.52%
International/Global	Goldman Sachs International Equity Insights Fund (Institutional) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.81% (*)	38.48%	11.09%	8.24%
International/Global	Invesco V.I. EQV International Equity Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.90%	16.50%	3.68%	6.22%
International/Global	Invesco V.I. International Growth Fund (Series I)(35) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00% (*)	16.32%	2.15%	5.64%
International/Global	LVIP American Century International Fund (Standard Class II) Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.95% (*)	15.98%	1.85%	6.42%
International/Global	MFS® International Intrinsic Equity Portfolio (Initial Class)(36) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.89% (*)	33.26%	7.28%	9.95%
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	0.92%	32.60%	9.01%	6.72%
International/Global	MML VIP Invesco Global Fund (Class II)(37) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.81%	23.11%	7.51%	9.96%
International/Global	MML VIP MFS International Equity Fund (Class II)(38) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	0.93% (*)	25.54%	7.32%	7.23%
International/Global	Nomura VIP Emerging Markets Series (Service Class)(39) Adviser: Delaware Management Company Sub-Adviser: N/A	1.46% (*)	80.77%	8.48%	11.86%
International/Global	Voya International Index Portfolio (Class S)(20) Adviser: Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	0.70% (*)	30.48%	8.21%	7.62%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Specialty(40)

Fidelity® VIP Real Estate Portfolio (Service Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.70%	3.04%	4.12%	3.77%
Specialty(40)	Invesco V.I. Global Real Estate Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.02%	7.85%	1.73%	2.44%
Specialty(40)	MFS® Global Real Estate Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.90% (*)	3.53%	1.32%	5.01%
Specialty(40)	MFS® Utilities Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.78% (*)	15.01%	7.64%	9.49%
Specialty(40)

Nomura VIP Asset Strategy Series (Service Class)(41)
Adviser: Delaware Management Company
Sub-Advisers: Nomura Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Global Limited

		0.77% (*)	16.66%	7.07%	7.84%
Specialty(40)	Nomura VIP Science and Technology Series (Service Class)(42) Adviser: Delaware Management Company Sub-Adviser: N/A	1.15%	33.36%	13.71%	17.20%
Specialty(40)	PIMCO All Asset Portfolio (Administrative Class)(1) Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates	2.13% (*)	14.20%	5.60%	6.77%
Specialty(40)	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	3.29% (*)	18.66%	10.44%	6.42%
Fidelity, Contrafund and Fidelity Institutional AM are registered service marks of FMR LLC. Used with permission.
(*)	This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	Fidelity® VIP Freedom Retirement PortfolioSM formerly known as Fidelity® VIP Freedom Income Portfolio.SM
(3)	MML VIP Aggressive Allocation Fund formerly known as MML Aggressive Allocation Fund.
(4)	MML VIP American Funds 65/35 Allocation Fund formerly known as MML American Funds Core Allocation Fund.
(5)	MML VIP Balanced Allocation Fund formerly known as MML Balanced Allocation Fund.
(6)	MML VIP Conservative Allocation Fund formerly known as MML Conservative Allocation Fund.
(7)	MML VIP Growth Allocation Fund formerly known as MML Growth Allocation Fund.
(8)	MML VIP Moderate Allocation Fund formerly known as MML Moderate Allocation Fund.
(9)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(10)	MML VIP Barings U.S. Government Money Market Fund formerly known as MML U.S. Government Money Market Fund.
(11)	MML VIP Barings Core Bond Fund formerly known as MML Managed Bond Fund.
(12)	MML VIP Barings Inflation-Protected and Income Fund formerly known as MML Inflation-Protected and Income Fund.
(13)	MML VIP Barings Short-Duration Bond Fund formerly known as MML Short-Duration Bond Fund.

(14)	MML VIP Fidelity Institutional AM® Core Plus Bond Fund formerly known as MML Total Return Bond Fund.
(15)	MML VIP BlackRock® Balanced Fund formerly known as MML Blend Fund.
(16)	MML VIP Franklin Templeton Equity Fund formerly known as MML Equity Fund.
(17)	MML VIP T. Rowe Price Equity Income Fund formerly known as MML Equity Income Fund.
(18)	Effective May 1, 2023, this Fund is closed to new investors.
(19)	MML VIP BlackRock® Equity Index Fund formerly known as MML Equity Index Fund.
(20)	Effective May 1, 2021, this Fund is closed to new investors.
(21)	MML VIP Invesco Main Street Equity Fund formerly known as MML Fundamental Equity Fund.
(22)	MML VIP JPMorgan U.S. Research Enhanced Equity Fund formerly known as MML Managed Volatility Fund.
(23)	The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectuses for more information about this “feeder” fund.
(24)	The MML VIP American Funds Growth Fund invests all of its assets in the Class 1 shares of the American Funds Insurance Series® – Growth Fund. However, this Fund is not available directly as an investment choice under your MassMutual variable product. You should read the prospectus along with the prospectus for the MML VIP American Funds Growth Fund.
(25)	MML VIP American Funds Growth Fund formerly known as MML American Funds Growth Fund.
(26)	MML VIP Loomis, Sayles Large Cap Growth Fund formerly known as MML Large Cap Growth Fund.
(27)	MML VIP T. Rowe Price Blue Chip Growth Fund formerly known as MML Blue Chip Growth Fund.
(28)	MML VIP American Century Mid Cap Value Fund formerly known as MML Mid Cap Value Fund.
(29)	MML VIP American Century Small Company Value Fund formerly known as MML Small Company Value Fund.
(30)	Nomura VIP Small Cap Value Series formerly known as Macquarie VIP Small Cap Value Series.
(31)	MML VIP Invesco Small Cap Equity Fund formerly known as MML Small Cap Equity Fund.
(32)	MML VIP Invesco Discovery Mid Cap Fund formerly known as MML Invesco Discovery Mid Cap Fund.
(33)	MML VIP T. Rowe Price Mid Cap Growth Fund formerly known as MML Mid Cap Growth Fund.
(34)	MML VIP Wellington Small Cap Growth Equity Fund formerly known as MML Small Cap Growth Equity Fund.
(35)	Invesco V.I. International Growth Fund formerly known as Invesco Oppenheimer V.I. International Growth Fund.
(36)	MFS® International Intrinsic Equity Portfolio formerly known as MFS® International Intrinsic Value Portfolio.
(37)	MML VIP Invesco Global Fund formerly known as MML Global Fund.
(38)	MML VIP MFS International Equity Fund formerly known as MML International Equity Fund.
(39)	Nomura VIP Emerging Markets Series formerly known as Macquarie VIP Emerging Markets Series.
(40)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.
(41)	Nomura VIP Asset Strategy Series formerly known as Macquarie VIP Asset Strategy Series.
(42)	Nomura VIP Science and Technology Series formerly known as Macquarie VIP Science and Technology Series.

Appendix B

For Policies Issued After August 31, 2020

Examples of Premium Load Charge Blending

The tables and the calculations below show examples of how actual charges would be determined using a sample policy assuming the following:

•	The policy is in Policy Year 2, policy month 1.

•	The Total Selected Face Amount is $1,000,000.

•	The Base Selected Face Amount $800,000 and the Term Rider Selected Face Amount is $200,000.

•	The policy is issued on a guaranteed basis for a 45 year-old male nonsmoker.

•	The policy is funded by seven annual premium payments of $40,490.

•	The Account Value immediately preceding the cost of insurance charge deduction in Policy Year 2, policy month 1 is $100,000.

•	The monthly equivalent of the minimum annual interest rate for the fixed Account Value is 0.0008295.

All of the tables and calculations examples use current charges. If maximum charges were used in these examples, the charges would be higher.

Percent of Premium Charge

Total Percent of Premium Charge: Deducted from each premium payment

Policy Year	Target Premium Charge	Excess Premium Charge	Target Premium Paid	Excess Premium Paid
2	6.55%	0.50%	$32,392	$8,098

Using the charges in the table above and the assumptions in the example listed above, the total Percent of Premium Charge is calculated as shown below.

Total Percent of Premium Charge =

[(Target Premium) x (Target Premium Charge)]

+

[(Excess Premium) x (Excess Premium Charge)]

= [($32,392) x (0.0655)]

+

[($8,098) x (0.0050)]

= $2,162.17 of the premium received during Policy Year 2

Face Amount Charge

Total Face Amount Charge: Deducted monthly from Account Value

Policy Year	Base Face Amount Charge per $1,000 of Base Selected Face Amount	Term Rider Face Amount Charge per $1,000 of Term Rider Selected Face Amount
2	$0.025	$0.025

Using the charges in the table above and the assumptions in the example listed above, the total face amount charge is calculated as shown below.

Total Face Amount Charge per Month =

[(Base Selected Face Amount) x (Base Face Amount Charge)]

+

[(Term Rider Selected Face Amount) x (Term Rider Face Amount Charge)]

= [($800,000)/1,000 x ($0.025)]

+ [($200,000)/1,000 x ($0.025)]

= [($800) x ($0.025)]

+

[($200) x ($0.025)]

= [($20.00)]

+

[($5.00)]

= $25.00 deducted monthly from the Cash Account in Policy Year 2

Cost of Insurance Charge

Cost of Insurance Charge: Deducted monthly from Account Value*

Policy Year	Base Monthly Cost of Insurance Charge per $1,000 of Insurance Risk(*)	Term Monthly Cost of Insurance Amount Charge per $1,000 of Insurance Risk(*)
2	$0.046	$0.046
(*)	Cost of insurance charge rates change each Policy Year based on the issue age of the Insured and the Policy Year.

Using the charges in the table above and the assumptions in the example listed above, the cost of insurance charge is calculated as shown below.

Total Cost of Insurance Charge =

[(Base Net Amount at Risk) x (Base Monthly Cost of Insurance Charge)]

+

[(Term Net Amount at Risk) x (Term Monthly Cost of Insurance Charge)]

= [[($800,000/1.0008295) – $100,000]/1,000 x ($0.046)]

+

[[($200,000)/(1.0008295)]/1,000 x ($0.046)]

= [($699.42) x ($0.046)]

+

[($199.83) x ($0.046)]

= [($32.17)]

+

[($9.19)]

= $41.36 deducted from the Cash Value in the first month of Policy Year 2

For Policies Issued After December 31, 2019 Up To and Including August 31, 2020

Examples of Premium Load Charge Blending

The tables and the calculations below show examples of how actual charges would be determined using a sample policy assuming the following:

•	The policy is in Policy Year 2, policy month 1.

•	The Total Selected Face Amount is $1,000,000.

•	The Base Selected Face Amount $800,000 and the Term Rider Selected Face Amount is $200,000.

•	The policy is issued on a guaranteed basis for a 45 year-old male nonsmoker.

•	The policy is funded by seven annual premium payments of $40,490.

•	The Account Value immediately preceding the cost of insurance charge deduction in Policy Year 2, policy month 1 is $100,000.

•	The monthly equivalent of the minimum annual interest rate for the fixed Account Value is 0.0008295.

All of the tables and calculations examples use current charges. If maximum charges were used in these examples, the charges would be higher.

Percent of Premium Charge

Total Percent of Premium Charge: Deducted from each premium payment

Policy Year	Target Premium Charge	Excess Premium Charge	Target Premium Paid	Excess Premium Paid
2	5.55%	2.30%	$32,392	$8,098

Using the charges in the table above and the assumptions in the example listed above, the total Percent of Premium Charge is calculated as shown below.

Total Percent of Premium Charge =

[(Target Premium) x (Target Premium Charge)]

+

[(Excess Premium) x (Excess Premium Charge)]

= [($32,392) x (0.0555)]

+ [($8,098) x (0.023)]

= $1,984.01 of the premium received during Policy Year 2

Face Amount Charge

Total Face Amount Charge: Deducted monthly from Account Value

Policy Year	Base Face Amount Charge per $1,000 of Base Selected Face Amount	Term Rider Face Amount Charge per $1,000 of Term Rider Selected Face Amount
2	$0.025	$0.025

Using the charges in the table above and the assumptions in the example listed above, the total face amount charge is calculated as shown below.

Total Face Amount Charge per Month =

[(Base Selected Face Amount) x (Base Face Amount Charge)]

+

[(Term Rider Selected Face Amount) x (Term Rider Face Amount Charge)]

= [($800,000)/1,000 x ($0.025)]

+

[($200,000)/1,000 x ($0.025)]

= [($800) x ($0.025)]

+

[($200) x ($0.025)]

= [($20.00)]

+

[($5.00)]

= $25.00 deducted monthly from the Account Value in Policy Year 2

Cost of Insurance Charge

Cost of Insurance Charge: Deducted monthly from Account Value*

Policy Year	Base Monthly Cost of Insurance Charge per $1,000 of Insurance Risk(*)	Term Monthly Cost of Insurance Amount Charge per $1,000 of Insurance Risk(*)
2	$0.046	$0.046
(*)	Cost of insurance charge rates change each Policy Year based on the issue age of the Insured and the Policy Year.

Using the charges in the table above and the assumptions in the example listed above, the cost of insurance charge is calculated as shown below.

Total Cost of Insurance Charge =

[(Base Net Amount at Risk) x (Base Monthly Cost of Insurance Charge)]

+

[(Term Net Amount at Risk) x (Term Monthly Cost of Insurance Charge)]

= [[($800,000/1.0008295) – $100,000]/1,000 x ($0.046)]

+

[[($200,000)/(1.0008295)]/1,000 x ($0.046)]

= [($699.42) x ($0.046)]

+

[($199.83) x ($0.046)]

= [($32.17)]

+

[($9.19)]

= $41.36 deducted from the Cash Value in the first month of Policy Year 2

For Policies Issued On or Before December 31, 2019

Examples of Premium Load Charge Blending

The tables and the calculations below show examples of how actual charges would be determined using a sample policy assuming the following:

•	The policy is in Policy Year 2, policy month 1.

•	The Total Selected Face Amount is $1,000,000.

•	The Base Selected Face Amount $800,000 and the Term Rider Selected Face Amount is $200,000.

•	The policy is issued on a guaranteed basis for a 45 year-old male nonsmoker.

•	The policy is funded by seven annual premium payments of $47,580.

•	The Account Value immediately preceding the cost of insurance charge deduction in Policy Year 2, policy month 1 is $100,000.

•	The monthly equivalent of the minimum annual interest rate for the fixed Account Value is 0.0008295.

All of the tables and calculations examples use current charges. If maximum charges were used in these examples, the charges would be higher.

Percent of Premium Charge

Total Percent of Premium Charge: Deducted from each premium payment

Policy Year	Target Premium Charge	Excess Premium Charge	Target Premium Paid	Excess Premium Paid
2	5.55%	2.30%	$38,064	$9,516

Using the charges in the table above and the assumptions in the example listed above, the total percent of premium charge is calculated as shown below.

Total Percent of Premium Charge =

[(Target Premium) x (Target Premium Charge)]

+

[(Excess Premium) x (Excess Premium Charge)]

= [($38,064) x (0.0555)]

+

[($9,516) x (0.023)]

= $2,331.42 of the premium received during Policy Year 2

Face Amount Charge

Total Face Amount Charge: Deducted monthly from Account Value

Policy Year	Base Face Amount Charge per $1,000 of Base Selected Face Amount	Term Rider Face Amount Charge per $1,000 of Term Rider Selected Face Amount
2	$0.054	$0.054

Using the charges in the table above and the assumptions in the example listed above, the total face amount charge is calculated as shown below.

Total Face Amount Charge per Month =

[(Base Selected Face Amount) x (Base Face Amount Charge)]

+

[(Term Rider Selected Face Amount) x (Term Rider Face Amount Charge)]

= [($800,000)/1,000 x ($0.054)]

+

[($200,000)/1,000 x ($0.054)]

= [($800) x ($0.054)]

+

[($200) x ($0.054)]

= [($43.20)]

+

[($10.80)]

= $54.00 deducted monthly from the Account Value in Policy Year 2

Cost of Insurance Charge

Cost of Insurance Charge: Deducted monthly from Account Value*

Policy Year	Base Monthly Cost of Insurance Charge per $1,000 of Insurance Risk(*)	Term Monthly Cost of Insurance Amount Charge per $1,000 of Insurance Risk(*)
2	$0.046	$0.046
(*)	Cost of insurance charge rates change each Policy Year based on the issue age of the Insured and the Policy Year.

Using the charges in the table above and the assumptions in the example listed above, the cost of insurance charge is calculated as shown below.

Total Cost of Insurance Charge =

[(Base Net Amount at Risk) x (Base Monthly Cost of Insurance Charge)]

+

[(Term Net Amount at Risk) x (Term Monthly Cost of Insurance Charge)]

[[($800,000/1.0008295) – $100,000]/1,000 x ($0.046)]

 + [[($200,000)/(1.0008295)]/1,000 x ($0.046)]

= [($699.42) x ($0.046)]

+ [($199.83) x ($0.046)]

= [($32.17)]

+

[($9.19)]

= $41.36 deducted from the Cash Value in the first month of Policy Year 2

Appendix C

Hypothetical Examples of Death Benefit Option Changes

The following are hypothetical examples of death benefit option changes. All examples assume the Minimum Death Benefit does not apply.

Example I – Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Base Selected Face Amount is increased by the amount of the Account Value on the effective date of the change.

For example, if the policy has a Base Selected Face Amount of $500,000 and an Account Value of $25,000, the death benefit under Option 2 is equal to the Base Selected Face Amount plus the Account Value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Base Selected Face Amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the Base Selected Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II – Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Base Selected Face Amount is increased by the amount of the premiums paid (and not refunded) to the effective date of the change.

For example, if a policy has a Base Selected Face Amount of $500,000, and premium payments of $12,000 have been made to date, the death benefit under Option 3 is equal to the Base Selected Face Amount plus the premiums paid (and not refunded), or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Base Selected Face Amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the Base Selected Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III – Change from Option 1 to Option 2, or Change from Option 1 to Option 3, or Change from Option 2 to Option 3, or Change from Option 3 to Option 2

For any of these death benefit option changes, the Base Selected Face Amount will equal the Base Selected Face Amount before the change.

For example, if the policy has a Base Selected Face Amount of $700,000, the Base Selected Face Amount after the change will remain $700,000.

Appendix D

Factors Used in Calculating the Cash Surrender Value Enhancement Benefit

The table below shows the current factors used to calculate the Cash Surrender Value Enhancement Benefit for the first and last month of each Policy Year. The actual calculation will depend on the month the policy is surrendered. Policy Owners may, free of charge, request a calculation of their current Cash Surrender Value Enhancement Benefit by contacting our Administrative Office.

	Base Enhancement Percentage		Term Enhancement Percentage
Policy Year	Month 1	Month 12	Month 1	Month 12
1	6.35%	9.24%	3.18%	4.62%
2	9.01%	8.12%	4.50%	4.06%
3	7.88%	6.72%	3.94%	3.36%
4	6.64%	5.55%	3.32%	2.78%
5	5.39%	4.39%	2.69%	2.19%
6	4.29%	3.37%	2.14%	1.68%
7	3.35%	2.47%	1.68%	1.24%
8	1.00%	1.00%	0.50%	0.50%
9	0.00%	0.00%	0.00%	0.00%

Example of Cash Surrender Value Enhancement Benefit (using the factors available in the table above)

In this example, we will assume the following:

•	A full surrender is requested in the last month of Policy Year 2.

•	The sum of all premiums paid, less the sum of all withdrawals, and less any Policy Debt is $200,000.

•	The Base Selected Face Amount allocation (as a percentage of the Total Selected Face Amount) is 75%.

•	The Term Rider Selected Face Amount allocation (as a percentage of the Total Selected Face Amount) is 25%.

Using the charges in the table above and the assumptions in the example listed above, the Cash Surrender Value Enhancement Benefit is calculated as shown below:

Cash Surrender Value Enhancement Benefit =

[(Base Selected Face Amount Allocation x Base Enhancement Percentage)

+

(Term Rider Selected Face Amount Allocation x Term Enhancement
Percentage)] x

[Sum of all premiums paid, less the sum of all withdrawals, and less any Policy Debt]

= [(0.75 x 8.12%)

+

(0.25 x 4.06%)]

 x

[200,000]

= 7.105%

 x

$200,000

= $14,210.00 Cash Surrender Value Enhancement Benefit

Example of Cash Surrender Value Enhancement Rider Charge Calculation

Total Rider Charge: Deducted from each premium payment(*)

Policy Year	Base Selected Face Amount Percentage Charge	Term Rider Selected Face Amount Percentage Charge
2	0.50%	0.50%
(*)	Rider charge assessed in Policy Years 1-7.

In this example, we will assume the following:

•	A $50,000 premium is paid in Policy Year 2.

•	The Base Selected Face Amount Allocation (as a percentage of the Total Selected Face Amount) is 75%.

•	The Term Rider Selected Face Amount Allocation (as a percentage of the Total Selected Face Amount) is 25%.

Using the charges in the table above and the assumptions in the example listed above, the rider charge deducted from the $50,000 premium payment is calculated as shown below:

Rider Charge =

[(Base Selected Face Amount Allocation x Base Selected Face Amount Percentage Charge)

+

(Term Rider Selected Face Amount Allocation x Term Rider Selected Face Amount
Percentage Charge)] x

[Premium Paid]

= [(0.75 x 0.50%)

+

(0.25 x 0.50%)]

[$50,000]

= 0.50%

 x

$50,000

= $250.00 of the premium payment

Appendix E

For Policies Issued After December 31, 2019

Example of Amount of Monthly Term Insurance and Term Cost of Insurance Charge Calculation

The calculations below show an example of how the amount of monthly term insurance and the corresponding term cost of insurance charge would be determined using a sample policy with the term rider assuming the following:

•	The policy is in Policy Year 6, policy month 1.

•	The policy is issued on a guaranteed basis for a 45 year-old male non-smoker.

•	The policy is issued under the Cash Value Accumulation Test.

•	The policy’s Death Benefit Option is Option 1.

•	The Total Selected Face Amount is $1,000,000.

•	The Base Selected Face Amount $800,000 and the Term Rider Selected Face Amount is $200,000.

•	The policy is funded by seven annual premium payments of $40,490.

•	The Account Value immediately preceding the cost of insurance charge deduction in Policy Year 6, policy month 1 is $250,000.

•	The Minimum Death Benefit factor for a 50 year-old male non-smoker is 3.36.

•	The monthly equivalent of the minimum annual interest rate for the fixed Account Value is 0.0008295.

•	The term monthly cost of insurance charge per $1,000 of Insurance Risk in Policy Year 6 is $0.09.

Amount of Monthly Term Insurance

The calculation of the amount of monthly term insurance in Policy Year 6, policy month 1 is shown below:

Amount of monthly term insurance

= Term Rider Selected Face Amount – (Minimum Death Benefit – Base Selected Face Amount)(*)

= $200,000 – (($250,000 x 3.36) – $800,000)

= $200,000 – ($840,000 – $800,000)

= $200,000 – $40,000

= $160,000 of monthly term insurance in Policy Year 6, policy month 1

(*)	This amount will not be less than zero.

Monthly Term Insurance Cost of Insurance Charge

The calculation of the term cost of insurance charge in Policy Year 6, policy month 1 is shown below:

Term Rider Cost of Insurance Charge

= [(Term Net Amount at Risk) x (Term Monthly Cost of Insurance Charge)]

= [($160,000/1.0008295)/1,000] x $0.09

= [$159,867.39/1,000] x $0.09

= $159.87 x $0.09

= $14.39 deducted from the Account Value in the first month
of Policy Year 6 for the monthly term cost of insurance charge

For Policies Issued On or Before December 31, 2019

Example of Amount of Monthly Term Insurance and Term Cost of Insurance Charge Calculation

The calculations below show an example of how the amount of monthly term insurance and the corresponding term cost of insurance charge would be determined using a sample policy with the term rider assuming the following:

•	The policy is in Policy Year 6, policy month 1.

•	The policy is issued on a guaranteed basis for a 45 year-old male non-smoker.

•	The policy is issued under the Cash Value Accumulation Test.

•	The policy’s Death Benefit Option is Option 1.

•	The Total Selected Face Amount is $1,000,000.

•	The Base Selected Face Amount $800,000 and the Term Rider Selected Face Amount is $200,000.

•	The policy is funded by seven annual premium payments of $47,580.

•	The Account Value immediately preceding the cost of insurance charge deduction in Policy Year 6, policy month 1 is $300,000.

•	The Minimum Death Benefit factor for a 50 year-old male non-smoker is 2.88.

•	The monthly equivalent of the minimum annual interest rate for the fixed Account Value is 0.0008295.

•	The term monthly cost of insurance charge per $1,000 of Insurance Risk in Policy Year 6 is $0.09.

Amount of Monthly Term Insurance

The calculation of the amount of monthly term insurance in Policy Year 6, policy month 1 is shown below:

Amount of monthly term insurance

= Term Rider Selected Face Amount – (Minimum Death Benefit – Base Selected Face Amount)(*)

= $200,000 – (($300,000 x 2.88)  – $800,000)

= $200,000 – ($864,000 – $800,000)

= $200,000 – $64,000

= $136,000 of monthly term insurance in Policy Year 6, policy month 1

(*)	This amount will not be less than zero.

Monthly Term Insurance Cost of Insurance Charge

The calculation of the term cost of insurance charge in Policy Year 6, policy month 1 is shown below:

Term Rider Cost of Insurance Charge

= [(Term Net Amount at Risk) x (Term Monthly Cost of Insurance Charge)]

= [($136,000/1.0008295)/1,000] x $0.09

= [$135,887.28/1,000] x $0.09

= $135.89 x $0.09

= $12.23 deducted from the Account Value in the first month
of Policy Year 6 for the monthly term cost of insurance charge

Appendix F

Example of Overloan Protection Rider Operation

The calculations below show an example of how the Overloan Protection Rider operates using a sample policy with the Overloan Protection Rider assuming the following:

•	The policy is in Policy Year 21, policy month 1.

•	The Insured is Attained Age 80.

•	The policy is not a MEC.

•	The policy is issued under the Guideline Premium Test.

•	The policy’s Death Benefit Option is Option 2.

•	The Account Value immediately preceding the activation of the Overloan Protection Rider is $125,000.

•	The loaned Account Value immediately preceding the activation of the Overloan Protection Rider is $120,000.

•	Activating the Overloan Protection Rider will not cause the policy to become a MEC or fail the Guideline Premium Test.

•	All amounts that may be withdrawn from the policy without the imposition of federal income tax have been taken as partial surrenders prior to exercise of the rider.

Upon exercising the Overloan Protection Rider:

•	The one-time rider charge is deducted: = [Account Value x Overloan Protection Rider charge] = [$125,000 x 3.19%] = $3,987.50.

•	The Overloan Rider Trigger is met. The Overloan Rider Trigger point is 96% for Attained Age 80. The ratio of the Policy Debt to the Account Value less the deduction for the one-time rider charge = [loaned Account Value/(Account Value – Overloan Protection Rider charge)] = [$120,000/($125,000 – $3,987.50)] = 99.2%. 99.2% ≥ 96%.

•	The Death Benefit Option is changed from Option 2 to Option 1.

•	The remaining non-loaned Account Value is the Account Value less the Policy Debt less the one-time rider charge. The non-loaned Account Value = [Account Value – loaned Account Value – Overloan Protection Rider charge] = [$125,000 – $120,000 – $3,987.50] = $1,012.50. This amount is transferred to the GPA and will accrue interest at not less than the policy’s guaranteed minimum interest rate for the GPA.

•	The policy becomes a paid-up policy and the Total Selected Face Amount = [Account Value after the rider charge is taken x Minimum Death Benefit factor] = [($125,000 – $3,987.50) x 105%] = $127,063.13.

•	The Policy Debt of $120,000 will continue to accrue interest at the applicable rate and the loaned Account Value of $120,000 will continue to accrue interest at the applicable rate.

The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the SEC.

This prospectus and the SAI are available online at www.MassMutual.com/Electrum. For a free copy of other information about this policy, or general inquiries, you can contact our Administrative Office:

Massachusetts Mutual Life Insurance Company
BOLI/COLI Document Management Hub
1295 State Street
Springfield, MA 01111-0001
(800) 665-2654
(Fax) (860) 562-6154
(Email) BOLICOLIService@MassMutual.com
www.MassMutual.com

You can also request, free of charge, a personalized illustration of death benefits, Surrender Values, and Account Values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075
Securities Act file number: 333-215823
Class (Contract) Identifier: C000182366

L8097

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

MassMutual ElectrumSM

April 27, 2026

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the statutory prospectus dated April 27, 2026 for the MassMutual ElectrumSM policy. The MassMutual Electrum policy and its statutory prospectus may be referred to in this SAI.

For a copy of the statutory prospectus, call (800) 665-2654, visit online at www.MassMutual.com/Electrum, send an email request to BOLICOLIService@MassMutual.com, or write to: Massachusetts Mutual Life Insurance Company, BOLI/COLI Document Management Hub, 1295 State Street, Springfield, Massachusetts 01111-0001.

TABLE OF CONTENTS

	SAI	Prospectus
General Information and History .......................	2	21
Company ............................................	2	21
The Separate Account ................................	2	21
Services ................................................	2
Additional Information About the Operation of the Policy and the Registrant ...............................	2
Purchase of Shares in the Funds ......................	2
Annual Reports ......................................	2
Underwriters ...........................................	3	64
Commissions ........................................	3	64
Additional Information .................................	4
Underwriting Procedures .............................	4
Special Purchase Plans – Reduction of Charges .......	4
Increases in Base Selected Face Amount .............	4	41
Performance Data ......................................	4
Experts ................................................	5
Financial Statements ...................................	5	66

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L8097-SAI

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual®). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Separate Account

The Company’s Board of Directors established the Separate Account (Massachusetts Mutual Variable Life Separate Account I) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940.

The Separate Account holds the assets that underlie the contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other separate accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund. We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts.

The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the policy (or other policies that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account. We are obligated to pay all amounts promised to investors under the policy.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account (GPA), the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and Divisions of that segment. The Company’s principal business address is 1295 State Street, Springfield, Massachusetts 01111-0001.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in the Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying Funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the Fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying Funds’ board to resolve the conflict.

Annual Reports

Each year within 30 calendar days after the Policy Anniversary, we will provide the Policy Owner a report showing the following policy information:

•	the Account Value at the beginning of the previous Policy Year;

•	all premiums paid since that time;

•	all additions to and deductions from the Account Value during the Policy Year; and

•	the Account Value, death benefit, Surrender Value and Policy Debt as of the current Policy Anniversary.

This report may contain additional information if required by any applicable law or regulation.

2

UNDERWRITERS

The policies are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors serves as principal underwriter for the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MMLIS and MML Distributors are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MML Distributors are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS and MML Distributors were paid the compensation amounts shown below for their actions as principal underwriters for the policies described in the statutory prospectus.

Year	MMLIS	MML Distributors
2025	$120,472	$0
2024	$125,879	$0
2023	$107,452	$0

The offering is on a continuous basis.

Commissions

Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker-dealers. During the last three years, commissions as described in the prospectus were paid by MassMutual through MMLIS and MML Distributors as shown below.

Year	MMLIS	MML Distributors
2025	$578,220	$0
2024	$629,277	$0
2023	$593,057	$0

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of FINRA (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

Agents or selling brokers who sell the policies receive commissions as a percentage of premiums paid as well as a percentage of the annual policy Account Value. General agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 30% of premiums, plus 0.10% of the policy’s average annual Account Value.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

Agents and general agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

We may pay independent, third party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special

3

arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.

ADDITIONAL INFORMATION

Underwriting Procedures

Underwriting is prescribed at the group level, based on analysis of the group’s characteristics. A Case may be assigned either Full Underwriting, Simplified Issue Underwriting or Guaranteed Issue Underwriting. Current cost of insurance charges will vary by the type of underwriting performed.

•	For policies issued after December 31, 2019, the maximum cost of insurance charges are based on the 2017 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), the non-smoker or smoker table, and age of the Insured on his/her last birthday.

•	For policies issued on or before December 31, 2019, the maximum cost of insurance charges are based on the 2001 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), the non-smoker or smoker table, and age of the Insured on his/her last birthday.

Special Purchase Plans – Reduction of Charges

We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges) where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain groups, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of Insureds;

•	the total premium expected to be paid;

•	total assets under management for the Policy Owner;

•	the nature of the relationship among individual Insureds;

•	the purpose for which the policies are being purchased; and

•	the expected persistency of individual policies.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Policy Owners which reflects differences in costs of services.

Increases in Base Selected Face Amount

Additional coverage acquired in accordance with an increase in Base Selected Face Amount will incur cost of insurance charges on the same basis as the original contract. Following an increase in Base Selected Face Amount, cash values and premium payments are applied to the total contract, with no distinct assignment to the original contract and the increased portion.

PERFORMANCE DATA

From time to time, we may report actual historical performance of the investment Funds underlying each Separate Account Division. These returns will reflect the Fund operating expenses but they will not reflect the mortality and expense risk charge, any deductions from premiums, monthly charges assessed against the Account Value of the policy, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

We currently post investment performance reports for the underlying Funds available in the MassMutual Electrum product on our website at www.MassMutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at (800) 665-2654, Monday – Friday, 8 AM to 5 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

4

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2025 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2025 and 2024, and for each of the years in the three-year period ended December 31, 2025, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 26, 2026, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The December 31, 2025 financial statements of Massachusetts Mutual Variable Life Separate Account I and the December 31, 2025 financial statements of Massachusetts Mutual Life Insurance Company are incorporated into this SAI by reference to Massachusetts Mutual Variable Life Separate Account I’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.

5

L8097-SAI

PART C
OTHER INFORMATION

Item 30.       Exhibits

Exhibit (a)

Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account I – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

Exhibit (b)	Not Applicable.
Exhibit (c)	i.

Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated December 16, 2014 by and between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company on behalf of Massachusetts Mutual Variable Life Separate Account I – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

iii.

Template for Insurance Products Distribution Agreement (MML Distributors, LLC, Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) (Version 04/15) – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

Exhibit (d)	i.	Form of Flexible Premium Variable Adjustable Life Insurance Policy — Incorporated by reference to Initial Registration Statement File No. 333-215823 filed January 31, 2017
	ii.	Form of Cash Surrender Value Enhancement Rider — Incorporated by reference to Initial Registration Statement File No. 333-215823 filed January 31, 2017
	iii.	Form of Overloan Protection Rider — Incorporated by reference to Initial Registration Statement File No. 333-215823 filed January 31, 2017
	iv.	Form of Supplemental Monthly Term Insurance Rider — Incorporated by reference to Initial Registration Statement File No. 333-215823 filed January 31, 2017
	v.	Form of Waiver of Monthly Charges Rider — Incorporated by reference to Initial Registration Statement File No. 333-215823 filed January 31, 2017
Exhibit (e)	Application for Flexible Premium Variable Adjustable Life Insurance Policy — Incorporated by reference to Initial Registration Statement File No. 333-215823 filed January 31, 2017
Exhibit (f)	i.

Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (g)	Not Applicable
Exhibit (h)	i.	Participation, Selling, Servicing Agreements:
		a.	AIM Funds (Invesco Funds)
1.

Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

				i.	Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				ii.	Amendment No. 2 effective April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		iii.	Amendment No. 3 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
2.

Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

		i.	Amendment No. 1 dated May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		ii.	Amendment No. 2 effective April 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed April 25, 2023
3.

Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

b.	BlackRock Funds
1.

Participation Agreement dated as of February 1, 2017, as amended (BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment effective September 17, 2018 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed April 26, 2019
		ii.	Second Amendment effective October 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021
		iii.	Third Amendment effective as of April 1, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

		iv.	Amendment regarding Rules 30e-3 and 498A as of April 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 April 28, 2022
v.

Fourth Amendment effective as of November 1, 2021 adding C.M. Life Insurance Company, as a party – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 April 28, 2022

2.

Administrative Services Agreement dated as of February 1, 2017 (BlackRock Advisors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment effective September 17, 2018 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed April 26, 2019
		ii.	Second Amendment effective November 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
3.

Distribution & Marketing Support Agreement effective February 1, 2017 (BlackRock Advisors, LLC, Massachusetts Mutual Life Insurance Company, MML Investors Services, LLC and MML Distributors, LLC) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment effective September 17, 2018 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed April 26, 2019
		ii.	Second Amendment effective November 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
4.

Distribution Sub-Agreement dated as of April 1, 2021 (Blackrock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021

		i.	First Amendment effective as of April 23, 2021 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
		ii.	Second Amendment effective November 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
c.	Delaware Funds
1.

Participation Agreement dated as of October 10, 2016 (Delaware VIP Trust, Delaware Management Company, Delaware Distributors, L.P. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated December 11, 2020 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021
		ii.	Amendment as of January 1, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
		iii.	Amendment No. 2 dated October 20, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
		iv.	Amendment No. 3 to Participation Agreement dated July 25, 2023 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-259818 filed April 25, 2024
2.

Service Agreement dated as of October 10, 2016 (Delaware Distributors L.P. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated December 11, 2020 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021
		ii.	Amendment No. 2 dated October 20, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
		iii.	Amendment No. 3 to Service Agreement dated July 25, 2023 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-259818 filed April 25, 2024
3.

Delaware Funds Dealer’s Agreement dated October 24, 2016 (Delaware Distributors L.P. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated October 20, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
d.	Dreyfus Funds

1.

Fund Participation Agreement dated as of January 1, 2017 (Each Participating Fund, The Corporation including MBSC Securities Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

2.

Administrative Services Agreement effective as of January 1, 2017 (The Dreyfus Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

3.

Distribution Advanced Market Agreement dated January 1, 2017 (MBSC Securities Corporation, Massachusetts Mutual Life Insurance Company, MML Investors Services, LLC and MML Distributors, LLC) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

e.	Eaton Vance Funds
1.

Participation Agreement dated as of January 30, 2017 (Eaton Vance Variable Trust, Eaton Vance Distributors, Inc. and Massachusetts Mutual Life Insurance Company and its Separate Accounts) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated December 14, 2020 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021
		ii.	Amendment No. 2 dated August 10, 2021 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
		iii.	Amendment No.3 effective as of July 14, 2023 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-259818 filed April 25, 2024
2.

Shareholder Servicing Agreement dated as of January 30, 2017 (Eaton Vance Variable Trust and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

i.

Amendment No. 1 dated August 10, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

f.	Fidelity® Funds
1.

Amended and Restated Participation Agreement dated May 22, 2017 (Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity® Variable Insurance Products Fund IV, Fidelity® Variable Insurance Products Fund V, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

		i.	First Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018
		ii.	Amendment dated January 21, 2019 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-202684 filed April 25, 2019
		iii.	Amendment dated October 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Amendment dated March 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Amendment dated October 18, 2023 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-255824 filed April 25, 2024
		vi.	Amendment dated September 17, 2025 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-255824 filed on or about April 24, 2026
2.

Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

3.

Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated October 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		ii.	Second Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

		iii.	Third Amendment dated November 1, 2018 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
iv.

Fourth Amendment dated September 28, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Registration Statement File No. 333-206438 filed November 15, 2021

	4.	Service Agreement dated October 1, 1999 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		i.	Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		ii.	Second Amendment dated December 13, 2017 – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018
		iii.	Third Amendment dated January 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-202684 filed April 28, 2021
g.	Franklin Templeton Funds
1.

Participation Agreement dated as of May 1, 2000 (Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		i.	Amendment effective April 15, 2001 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
ii.

Amendment No. 2 effective May 1, 2003 (MML Distributors, LLC becomes a party to the Agreement) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		iii.	Amendment No. 3 effective June 5, 2007 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
		iv.	Amendment No. 4 dated October 25, 2010 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
v.

Addendum effective as of March 20, 2012 (with MML Distributors, LLC) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		vi.	Amendment effective as of January 15, 2013 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
		vii.	Amendment No. 6 executed as of August 6, 2014 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
		viii.	Amendment No. 7 dated July 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017
		ix.	Amendment No. 8 dated September 8, 2020 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-49457 filed April 28, 2021
		x.	Amendment to Participation Agreement dated as of June 25, 2021 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-259818 filed April 25, 2024
		xi.	Amendment as of September 1, 2022 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed April 25, 2023
		xii.	Amendment No. 11 effective July 25, 2023 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-259818 filed April 25, 2024
2.

Administrative Services Agreement dated May 1, 2002 (Franklin Templeton Services, LLC, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed April 25, 2023

		i.	Amendment No. 1 dated August 10, 2005 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed April 25, 2023
		ii.	Amendment No. 2 dated December 28, 2007 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed April 25, 2023
		iii.	Amendment No. 3 dated October 14, 2016 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed April 25, 2023
		iv.	Amendment No. 4 dated September 8, 2020 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-49457 filed April 28, 2021

		v.	Amendment No. 5 executed October 4, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
		vi.	Amendment dated August 17, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed April 25, 2023
		vii.	Amendment No. 7 executed July 25, 2023 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-259818 filed April 25, 2024
h.	Goldman Sachs Funds
1.

Participation Agreement dated October 23, 1998 (Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-215823 filed April 28, 2022

		i.	Amendment effective November 1, 1999 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-215823 filed April 28, 2022
		ii.	Amendment 2, effective May 1, 2000 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-215823 filed April 28, 2022
		iii.	Amendment 3 effective April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-215823 filed April 28, 2022
		iv.	Amendment 4 effective May 1, 2003 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-215823 filed April 28, 2022
		v.	Amendment No. 5 effective April 6, 2011 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-215823 filed April 28, 2022
		vi.	Amendment No. 6 dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-65887 filed April 26, 2017
		vii.	Amendment No. 7 dated October 14, 2020 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement on File No. 333-215823 filed April 28, 2021
		viii.	Amendment regarding Rules 30e-3 and 498A as of September 28, 2021 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-50410 filed April 28, 2022
		ix.	Amendment No. 8 to Participation Agreement dated October 2, 2023 – Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-215823 filed April 25, 2024
		x.	Amendment No. 9 to Participation Agreement dated October 6, 2025 (*)
	2.	Service Class Service Agreement dated October 1, 2016 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
i.	Ivy Funds
1.

Participation Agreement dated as of October 25, 2012 (Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios and Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed September 27, 2021

		i.	First Amendment dated January 18, 2013 – Incorporated by reference to Initial Registration Statement File No. 333-519818 filed September 27, 2021
		ii.	Second Amendment dated June 12, 2015 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated February 18, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iv.	Fourth Amendment dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		v.	Fifth Amendment dated March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		vi.	Sixth Amendment dated May 1, 2021 regarding Rules 30e-3 and 498a – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed April 28, 2022
vii.

Seventh Amendment dated October 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed April 28, 2022

2.

Services Agreement dated October 25, 2012 by and among Waddell & Reed, Inc., Massachusetts Mutual Life Insurance Company and MML Distributors, LLC – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

		i.	Amendment No. 1 effective April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		ii.	Amendment No. 2 effective April 15, 2015 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Amendment No. 3 dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
iv.

Amendment No. 4 dated October 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-112626 filed January 27, 2022

j.	Lincoln Funds
1.

Fund Participation Agreement as of May 1, 2023 (Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors Corporation, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-215823 filed April 25, 2023

		i.	Amendment effective April 29, 2024 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-259818 filed April 25, 2024
		ii.	Amendment No. 2 dated August 1, 2025 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026
2.

Administrative Services Agreement as of May 1, 2023 (Lincoln Investment Advisors Corporation, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-215823 filed April 25, 2023

		i.	First Amendment to Administrative Services Agreement effective April 29, 2024 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-259818 filed April 25, 2024
		ii.	Second Amendment to Administrative Services Agreement effective August 1, 2025 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026
	3.	Distribution Services Agreement as of April 29, 2024 (Lincoln Financial Distributors, Inc., MML Investors Services, LLC and MML Strategic Distributors, LLC) – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-259818 filed April 25, 2024
k.	Lord Abbett Series Funds
1.

Fund Participation Agreement as of February 7, 2017 (Lord Abbett Series Fund, Inc., Lord Abbett Distributor LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

i.

Amendment No. 1 dated September 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

2.

Service Agreement dated as of February 7, 2017 (Lord Abbett Series Fund, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

i.

Amendment No. 1 dated September 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

3.

Administrative Services Agreement dated as of February 7, 2017 (Lord Abbett Series Fund, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

i.

Amendment No. 1 dated September 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

l.	MFS® Funds
1.

Amended and Restated Participation Agreement dated October 1, 2016 (MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, MFS® Variable Insurance Trust III, MFS® Fund Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-22557 filed April 26, 2017

i.

First Amendment dated October 1, 2020 to the Amended and Restated Participation Agreement dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021

		ii.	Second Amendment to Participation Agreement dated July 1, 2023 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-22557 filed April 25, 2024
		iii.	Amendment No. 3 to Participation Agreement dated August 11, 2025 (*)
2.

Shareholder Services Letter Agreement (re Administrative Services) dated October 1, 2016 (MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-22557 filed April 25, 2024

m.	MML Funds
1.

Participation Agreement dated August 15, 2008 (MML Series Investment Fund, American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

i.

First Amendment to Participation Agreement effective March 17, 2017 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026

ii.

Second Amendment to Participation Agreement effective March 31, 2026 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026

2.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		ix.	Ninth Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
n.	MML II Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020

		xi.	Eleventh Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
o.	PIMCO Funds
1.

Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	Amendment No. 1 effective as of June 30, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	New Agreements and Amendments dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Amendment effective as of May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Amendment signed March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-95845 filed April 26, 2017
	2.	Termination Agreement dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
3.

Selling Agreement executed on April 26, 2006 (Allianz Global Investors Distributors LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) for Advisor Class Shares of PIMCO Variable Insurance Trust – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

4.

Services Agreement (Trust) for PIMCO Variable Insurance Trust (Pacific Investment Management Company LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective as of March 1, 2017 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	Amendment No. 1 dated November 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-150916 filed April 28, 2021
p.	T. Rowe Price Funds
1.

Participation Agreement dated as of June 1, 1998 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-22557 filed April 25, 2023

i.

Amendment effective December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party) – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-22557 filed April 25, 2023

		ii.	Amendment effective May 1, 2006 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-22557 filed April 25, 2023
		iii.	Amendment effective January 7, 2008 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-22557 filed April 25, 2023
		iv.	Amendment effective March 21, 2013 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-22557 filed April 25, 2023
		v.	Amendment effective September 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-22557 filed April 26, 2017
		vi.	Amendment dated November 11, 2020 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021
vii.

Variable Insurance Funds NSCC Services Supplement dated December 4, 2020 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021

		viii.	Amendment dated April 7, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-22557 filed April 25, 2023
		ix.	Amendment to Participation Agreement effective July 11, 2023 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-22557 filed April 25, 2024
		x.	Amendment to Participation Agreement effective August 21, 2025 – Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement File No. 333-22557 filed on or about April 24, 2026

2.

Administrative Fee Letter Agreement effective May 1, 2024 (T. Rowe Price Services, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-259818 filed April 25, 2024

3.

Supplement to the Variable Insurance Portfolio Administrative Fee Agreement dated May 1, 2024 (T. Rowe Price Associates, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-259818 filed April 25, 2024

4.

Distribution Services Agreement dated September 1, 2016 among T. Rowe Price Investment Services, Inc., Massachusetts Mutual Life Insurance Company MML Investors Services, LLC and MML Distributors, LLC. – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

			i.	Amendment dated December 9, 2021 – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-49457 filed April 21, 2022
	q.	Voya Funds
1.

Participation Agreement dated April 26, 2006 (Massachusetts Mutual Life Insurance Company, ING Funds Distributor, LLC and ING Variable Products Trust) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			i.	Amendment dated May 28, 2007 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			ii.	Amendment dated April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iii.	Amendment dated September 6, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iv.	Amendment dated May 27, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			v.	Amendment dated January 17, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			vi.	Amendment dated December 23, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			vii.	Amendment dated June 29, 2016 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-112626 filed April 26, 2017
ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)
a.

AIM Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		1.	Amendment No. 1 dated June 30, 2020 – Incorporated by reference to Pre-Effective Amendment 3 to Registration Statement File No. 333-229670 filed October 2, 2020
b.

Delaware VIP Trust, Delaware Distributors, L.P. dated as of October 10, 2016 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

c.

Eaton Vance dated as of January 30, 2017 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

d.

Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

e.

Franklin/Templeton Distributors, Inc. effective April 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

f.

Goldman Sachs & Co. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

g.

Ivy Funds Variable Insurance Portfolios Amended and Restated Agreement dated November 13, 2012 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

h.

MFS®  Fund Distributors, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

i.

MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

j.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

k.

PIMCO Variable Insurance Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

l.

T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

1.

Amendment dated as of March 1, 2017 (T. Rowe Price Fixed Income Series, Inc. and T. Rowe Price Equity Series, Inc. are each made a party to the agreement) – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-22557 filed April 26, 2017

		2.	Amendment dated November 11, 2020 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed April 28, 2021
m.

Voya Variable Products Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (i)	Not Applicable
Exhibit (j)	Not Applicable
Exhibit (k)	Opinion and Consent of Counsel – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-215823 filed July 22, 2020
Exhibit (l)	Not Applicable
Exhibit (m)	Not Applicable

Exhibit (n)	i.	Auditor Consents (*):
			•	Company Financial Statements
			•	Separate Account Financial Statements
	ii.	a.	Powers of Attorney for:
			•	Roger W. Crandall
			•	Kathleen A. Corbet
			•	James H. DeGraffenreidt, Jr.
			•	Mary Jane Fortin
			•	Isabella D. Goren
			•	Bernard A. Harris, Jr.
			•	Michelle K. Lee
			•	Jeffrey M. Leiden
			•	Laura J. Sen
			•	Amy M. Stepnowski
– Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement File No. 333-255824 filed April 25, 2025
		b.	Powers of Attorney for:
			•	Gregory Giardiello
			•	David H. Long
– Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-255824 filed September 4, 2025
		c.	Power of Attorney for:
			•	Michael Thomas Rollings
– Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-255824 filed December 18, 2025
iii.

Resolution Regarding the Rules and Regulations of the Board of Directors dated February 13, 2019 – Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

Exhibit (o)	Not Applicable
Exhibit (p)	Not Applicable
Exhibit (q)	SEC Procedures Memorandum dated April 23, 2026, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Policy (*)

Item 31.       Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman 1295 State Street Springfield, MA 01111	Kathleen A. Corbet, Director 34 Louises Lane New Canaan, CT 06840	Isabella D. Goren, Director 8030 Acoma Lane Dallas, TX 75252
Michael T. Rollings, Director 9625 E AW Tillinghast Road Scottsdale, AZ 85262	James H. DeGraffenreidt, Jr., Director 406 Cedarcroft Road Baltimore, MD 21212	Michelle K. Lee, Director 19952 Moran Lane Saratoga, CA 95070
Jeffrey M. Leiden, Director 127 South Beach Road Hobe Sound, FL 33455	Laura J. Sen, Director 95 Pembroke Street, Unit 1 Boston, MA 02118	Amy M. Stepnowski 29 Newgate Drive Glastonbury, CT 06033
David H. Long, Director 10 Strawberry Hill Street Dover, MA 02030	Bernard A. Harris, Jr., Director 3333 Allen Parkway, #1709 Houston, Texas 77019

Principal Officers of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Eric Partlan, Chief Investment Officer 10 Fan Pier Boulevard Boston, MA 02210
Julieta Sinisgalli, Treasurer 10 Fan Pier Boulevard Boston, MA 02210	John Rugel, Head of Operations 10 Fan Pier Boulevard Boston, MA 02210
Michael J. O’Connor, General Counsel 1295 State Street Springfield, MA 01111	Susan Cicco, Chief of Staff to the Chairman & CEO 1295 State Street Springfield, MA 01111
Mary Jane Fortin, Chief Financial Officer 10 Fan Pier Boulevard Boston, MA 02210	Sears Merritt, Head of Technology & Experience 10 Fan Pier Boulevard Boston, MA 02210
Dominic Blue, Head of Third-Party Distribution and New Markets 1295 State Street Springfield, MA 01111	Geoffrey Craddock, Chief Risk Officer 10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana, Head of Brand, Product and Affiliated Distribution 1295 State Street Springfield, MA 01111	Tokunbo Akinbajo, Corporate Secretary 1295 State Street Springfield, MA 01111
Gregory Giardiello, Corporate Controller 10 Fan Pier Boulevard Boston, MA 02210

Item 32.       Persons Controlled by or Under Common Control with the Depositor or the Registrant

– Incorporated by reference to Item 32 on Form N-6 in Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026

Item 33.       Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34.         Principal Underwriters

(a)

MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies/certificates sold by its registered  representatives, and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the certificates sold  by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MMLIS and MML Distributors, either jointly or individually, act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II, MassMutual Premier Funds, MassMutual Select Funds, and certain series of the MML Series Investment Fund and MML Series Investment Fund II.

MML Distributors also acts as principal underwriter for certain contracts that utilize the following registered separate accounts of Talcott Resolution Life Insurance Company:

Talcott Resolution Life Insurance Company - DC Variable Account I
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve

(b)	MMLIS and MML Distributors are the principal underwriters for this Certificate. The following people are officers and directors of MMLIS and member representative and officers of MML Distributors:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Vaughn Bowman	Director, Chairman of the Board, Chief Executive Officer, and President	*
John Vaccaro	Director and Chairman Emeritus	*
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana	Director	*
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Joseph Mallee	Director, Agency Field Force Supervisor and Vice President	*
David Mink	Vice President and Chief Operations Officer	*
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	*
Courtney Reid	Chief Compliance Officer	*
James P. Puhala	Deputy Chief Compliance Officer	*
Michael Gilliland	Deputy Chief Compliance Officer	*
Thomas Bauer	Chief Technology Officer	*
Anthony Frogameni	Chief Privacy Officer	*
Linda Bestepe	Vice President	*
Brian Foley	Vice President	10 Fan Pier Boulevard Boston, MA 02210
James Langham	Vice President	*
Michael Thomas	Vice President	2 Park Ave New York, NY 10016
Daken Vanderburg	Vice President	*
Mary B. Wilkinson	Vice President	10 Fan Pier Boulevard Boston, MA 02210
George Randall	Field Risk Officer	*
Alyssa O’Connor	Assistant Secretary	*
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	*
Elizabeth Marin	Assistant Treasurer	*
Kevin Lacomb	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Tricia Cohen	Continuing Education Officer	*
Mario Morton	Registration Manager	*
Kelly Pirrotta	AML Compliance Officer	*
John Rogan	Regional Vice President	*
Sarah Hedges	Regional Vice President	*
David Smith	Regional Vice President	*
Tanya Wilber	Regional Vice President	*

* 1295 State Street, Springfield, MA 01111-0001

DIRECTORS AND OFFICERS OF MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Elizabeth Forget	Member Representative	2 Park Ave New York, NY 10016
Douglas Steele	Chief Executive Officer and President	*
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	*
James P. Puhala	Chief Compliance Officer	*
Vincent Baggetta	Chief Risk Officer	*
Alyssa O’Connor	Assistant Secretary	*
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Kevin Lacomb	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	*
Elizabeth Marin	Assistant Treasurer	*
Stephen Alibozek	Entity Contracting Officer	*
Mario Morton	Registration Manager and Continuing Education Officer	*
Kelly Pirrotta	AML Compliance Officer	*
(*)	1295 State Street, Springfield, MA 01111-0001

(c)

Compensation From the Registrant
For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 35.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001.

Item  36.        Management Services

Not Applicable.

Item 37.        Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the MassMutual Electrum (Electrum) policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, and the State of North Carolina on this 24th day of April, 2026.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By	ROGER W. CRANDALL * Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL * Roger W. Crandall	Director and Chief Executive Officer (principal executive officer)	April 24, 2026
MARY JANE FORTIN * Mary Jane Fortin	Chief Financial Officer (principal financial officer)	April 24, 2026
GREGORY GIARDIELLO * Gregory Giardiello	Corporate Controller (principal accounting officer)	April 24, 2026
KATHLEEN A. CORBET * Kathleen A. Corbet	Director	April 24, 2026
JAMES H. DEGRAFFENREIDT, JR. * James H. DeGraffenreidt, Jr.	Director	April 24, 2026
ISABELLA D. GOREN * Isabella D. Goren	Director	April 24, 2026
BERNARD A. HARRIS, JR. * Bernard A. Harris, Jr.	Director	April 24, 2026
MICHELLE K. LEE * Michelle K. Lee	Director	April 24, 2026
JEFFREY M. LEIDEN * Jeffrey M. Leiden	Director	April 24, 2026
DAVID H. LONG * David H. Long	Director	April 24, 2026
MICHAEL THOMAS ROLLINGS * Michael Thomas Rollings	Director	April 24, 2026
LAURA J. SEN * Laura J. Sen	Director	April 24, 2026
AMY M. STEPNOWSKI * Amy M. Stepnowski	Director	April 24, 2026
/s/ GARY F. MURTAGH * Gary F. Murtagh Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit
Item 30.	Exhibit (h)	i.	h.	1.	x.	Goldman Sachs Amendment No. 9 to Participation Agreement dated October 6, 2025
Item 30.	Exhibit (h)	i.	l.	l.	iii.	MFS Funds Amendment No. 3 to Participation Agreement dated August 11, 2025
Item 30.	Exhibit (n)	i.	Auditor Consents
				•	Separate Account Financial Statements
				•	Company Financial Statements
Item 30.	Exhibit (q)	SEC Procedures Memorandum dated April 23, 2026